KEYSPAN CORPORATION,
                                     Issuer


                            THE CHASE MANHATTAN BANK,
                                     Trustee

                                -----------------
                                    INDENTURE
                          Dated as of November 1, 2000
                                -----------------

                                 Debt Securities

                               KEYSPAN CORPORATION

           Reconciliation and tie showing the location in the Indenture dated as of November 1, 2000 of the provisions inserted pursuant to Sections 310 to 318(a), inclusive, of the Trust Indenture Act of 1939, as amended.

Trust Indenture Act Section                                                             Indenture Section
---------------------------                                                             -----------------
Section 310 (a)(1)....................................................................................609
        (a)(2)........................................................................................609
        (a)(3).............................................................................Not Applicable
        (a)(4).............................................................................Not Applicable
        (b)...........................................................................................608
                                                                                                   610(d)
        (c) ...............................................................................Not Applicable
Section 311 (a).........................................................................613(a) and 613(c)
        (b).............................................................................613(b) and 613(c)
        (c) ...............................................................................Not Applicable
Section 312 (a).......................................................................................701
                                                                                                   702(a)
        (b)........................................................................................702(b)
        (c)........................................................................................702(c)
Section 313 (a)....................................................................................703(a)
        (b)........................................................................................703(b)
        (c).............................................................................703(a) and 703(b)
        (d)........................................................................................703(d)
Section 314 (a).......................................................................................704
        (b)................................................................................Not Applicable
        (c)...........................................................................................102
        (c)(1)........................................................................................102
        (c)(2)........................................................................................102
        (c)(3).............................................................................Not Applicable
        (d)................................................................................Not Applicable
        (e)...........................................................................................102
Section 315 (a)....................................................................................601(a)
        (b)...........................................................................................602
                          ......................................................................703(a)(7)
        (c) .......................................................................................601(b)
        (d)........................................................................................601(c)
        (d)(1)..................................................................................601(a)(1)
        (d)(2)..................................................................................601(c)(2)
        (d)(3)..................................................................................601(c)(3)
        (e)...........................................................................................514
Section 316 (a)(1)(A).........................................................................502 and 512
                 (a)(1)(B)............................................................................513
        (a)(2).............................................................................Not Applicable
        (b)...........................................................................................508
Section 317 (a)(1)....................................................................................503
        (a)(2)........................................................................................504
        (b)..........................................................................................1003
Section 318 (a).......................................................................................107

-----------------
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                                     TABLE OF CONTENTS
PARTIES    ................................................................................................................1

RECITALS   ................................................................................................................1
ARTICLE 1 Definitions and Other Provisions of General Application..........................................................1
           Section 101. Definitions........................................................................................1
           Section 102. Compliance Certificates and Opinions..............................................................11
           Section 103. Form of Documents Delivered to Trustee............................................................12
           Section 104. Acts of Holders...................................................................................12
           Section 105. Notices, Etc., to Trustee and the Company.........................................................14
           Section 106. Notice to Holders; Waiver.........................................................................15
           Section 107. Conflict with Trust Indenture Act.................................................................16
           Section 108. Effect of Headings and Table of Contents..........................................................16
           Section 109. Successors and Assigns............................................................................16
           Section 110. Separability Clause...............................................................................16
           Section 111. Benefits of Indenture.............................................................................16
           Section 112. Governing Law.....................................................................................16
           Section 113. Non-Business Day..................................................................................16
           Section 114. Immunity of Incorporators, Stockholders, Officers and Directors...................................17
           Section 115. Certain Matters Relating to Currencies............................................................17
           Section 116. Language of Notices, Etc..........................................................................17
ARTICLE 2 Security Forms..................................................................................................18
           Section 201. Forms of Securities...............................................................................18
           Section 202. Form of Trustee's Certificate of Authentication...................................................18
           Section 203. Securities in Global Form.........................................................................18
ARTICLE 3 The Securities..................................................................................................19
           Section 301. Title; Payment and Terms..........................................................................19
           Section 302. Denominations and Currencies......................................................................23
           Section 303. Execution, Authentication, Delivery and Dating....................................................23
           Section 304. Temporary Securities and Exchange of Securities...................................................24

                                                            ii





           Section 305. Registration, Registration of Transfer and Exchange...............................................28
           Section 306. Mutilated, Destroyed, Lost and Stolen Securities and Coupons......................................31
           Section 307. Payment of Interest; Interest Rights Preserved....................................................32
           Section 308. Persons Deemed Owners.............................................................................34
           Section 309. Cancellation......................................................................................34
           Section 310. Computation of Interest...........................................................................35
           Section 311. Currency and Manner of Payments in Respect of Securities..........................................35
           Section 312. Appointment and Resignation of Currency Determination Agent.......................................37
ARTICLE 4 Satisfaction and Discharge......................................................................................38
           Section 401. Option to Effect Legal Defeasance or Covenant Defeasance..........................................38
           Section 402. Legal Defeasance and Discharge....................................................................38
           Section 403. Covenant Defeasance...............................................................................39
           Section 404. Conditions to Legal or Covenant Defeasance........................................................39
           Section 405. Satisfaction and Discharge of Indenture...........................................................40
           Section 406. Survival of Certain Obligations...................................................................41
           Section 407. Acknowledgment of Discharge by Trustee............................................................42
           Section 408. Application of Trust Moneys.......................................................................42
           Section 409. Repayment to the Company; Unclaimed Money.........................................................42
           Section 410. Reinstatement.....................................................................................43
ARTICLE 5 Remedies........................................................................................................43
           Section 501. Events of Default.................................................................................43
           Section 502. Acceleration of Maturity; Rescission and Annulment................................................45
           Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee...................................46
           Section 504. Trustee May File Proofs of Claim..................................................................47
           Section 505. Trustee May Enforce Claims Without Possession of Securities or Coupons............................48
           Section 506. Application of Money Collected....................................................................48
           Section 507. Limitation on Suits...............................................................................49

                                                            iii





           Section 508. Unconditional Right of Holders to Receive Principal (and Premium, if any)
                        and Interest, if any..............................................................................49
           Section 509. Restoration of Rights and Remedies................................................................49
           Section 510. Rights and Remedies Cumulative....................................................................50
           Section 511. Delay or Omission Not Waiver......................................................................50
           Section 512. Control by Holders................................................................................50
           Section 513. Waiver of Past Defaults...........................................................................50
           Section 514. Undertaking for Costs.............................................................................51
           Section 515. Waiver of Stay or Extension Laws..................................................................51
           Section 516. Judgment Currency.................................................................................51
ARTICLE 6 The Trustee.....................................................................................................52
           Section 601. Certain Duties and Responsibilities...............................................................52
           Section 602. Notice of Defaults................................................................................53
           Section 603. Certain Rights of Trustee.........................................................................54
           Section 604. Not Responsible for Recitals or Issuance of Securities............................................54
           Section 605. May Hold Securities...............................................................................55
           Section 606. Money Held in Trust...............................................................................55
           Section 607. Compensation and Reimbursement....................................................................55
           Section 608. Disqualification; Conflicting Interests...........................................................56
           Section 609. Corporate Trustee Required; Different Trustees for Different Series;
                        Eligibility.......................................................................................56
           Section 610. Resignation and Removal; Appointment of Successor.................................................56
           Section 611. Acceptance of Appointment by Successor............................................................58
           Section 612. Merger, Conversion, Consolidation or Succession to Business.......................................59
           Section 613. Preferential Collection of Claims Against Company.................................................59
           Section 614. Authenticating Agents.............................................................................59
ARTICLE 7 Holders' Lists and Reports by Trustee and the Company...........................................................61
           Section 701. Company to Furnish Trustee Names and Addresses of Holders.........................................61

                                                            iv





           Section 702. Preservation of Information; Communications to Holders............................................61
           Section 703. Reports by Trustee................................................................................62
           Section 704. Reports by Company................................................................................63
ARTICLE 8 Consolidation, Merger, Conveyance or Transfer...................................................................63
           Section 801. Company May Consolidate, Etc., Only on Certain Terms..............................................63
           Section 802. Successor Corporation Substituted.................................................................64
ARTICLE 9 Supplemental Indentures.........................................................................................64
           Section 901. Supplemental Indentures Without Consent of Holders................................................64
           Section 902. Supplemental Indentures With Consent of Holders...................................................66
           Section 903. Execution of Supplemental Indentures..............................................................67
           Section 904. Effect of Supplemental Indentures.................................................................67
           Section 905. Conformity With Trust Indenture Act...............................................................67
           Section 906. Reference in Securities to Supplemental Indentures................................................68
ARTICLE 10 Covenants......................................................................................................68
           Section 1001. Payment of Principal (and Premium, if any) and Interest, if any..................................68
           Section 1002. Maintenance of Office or Agency..................................................................68
           Section 1003. Money for Securities Payments To Be Held in Trust................................................70
           Section 1004. Payment of Taxes and Other Claims................................................................71
           Section 1005. Statements as to Compliance......................................................................71
           Section 1006. Corporate Existence..............................................................................71
           Section 1007. Lien on Assets...................................................................................71
           Section 1008. Sale and Leaseback Transactions..................................................................73
           Section 1009. Waiver of Certain Covenants......................................................................73
           Section 1010. Payment of Additional Amounts....................................................................73
ARTICLE 11 Redemption of Securities.......................................................................................76
           Section 1101. Applicability of This Article....................................................................76
           Section 1102. Election to Redeem; Notice to Trustee............................................................76

                                                            v





           Section 1103. Selection by Trustee of Securities to Be Redeemed................................................76
           Section 1104. Notice of Redemption.............................................................................77
           Section 1105. Deposit of Redemption Price......................................................................78
           Section 1106. Securities Payable on Redemption Date............................................................78
           Section 1107. Securities Redeemed in Part......................................................................79
           Section 1108. Tax Redemption; Special Tax Redemption...........................................................79
ARTICLE 12 Sinking Funds..................................................................................................82
           Section 1201. Applicability of This Article....................................................................82
           Section 1202. Satisfaction of Sinking Fund Payments With Securities............................................82
           Section 1203. Redemption of Securities for Sinking Fund........................................................82
ARTICLE 13 Meetings of Holders of Securities..............................................................................83
           Section 1301. Purposes for Which Meetings May Be Called........................................................83
           Section 1302. Call, Notice and Place of Meetings...............................................................83
           Section 1303. Persons Entitled to Vote at Meetings.............................................................84
           Section 1304. Quorum; Action...................................................................................84
           Section 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings..............................84
           Section 1306. Counting Votes and Recording Action of Meetings..................................................85

EXHIBITS
--------

EXHIBIT A.                Form of  Certificate  To Be Delivered to Euro-clear
                          or Clearstream by a Beneficial Owner of Securities, in
                          Order to  Receive  a  Definitive  Bearer  Security  in
                          Exchange  for  an  Interest  in  a  Temporary   Global
                          Security  or to  Exchange  an  Interest in a Temporary
                          Global Security for an Interest in a Permanent  Global
                          Security.

EXHIBIT  B.              Form  of   Certificate   To  Be  Given  to  the
                         Appropriate   Trustee  by  Euro-clear  or   Clearstream
                         Regarding the Exchange of a Temporary Global Security for Definitive Securities or for a Portion of a Permanent Global Security.

EXHIBIT C.               Form of Certificate To Be Delivered to Euro-clear
                         or Clearstream by a Beneficial Owner of Securities,  in
                         Order  to  Receive   Payment  on  a  Temporary   Global
                         Security.

EXHIBIT  D.              Form  of   Certificate   To  Be  Given  to  the
                         Appropriate   Trustee  by  Euro-clear  or   Clearstream
                         Regarding Payment on a Temporary Global Security.

           INDENTURE dated as of November 1, 2000, between KEYSPAN CORPORATION, doing business as KeySpan Energy, a corporation duly incorporated and existing under the laws of New York and having its principal executive office at One MetroTech Center, Brooklyn, New York 11201 (hereinafter called "the Company") and THE CHASE MANHATTAN BANK, a corporation organized and existing under the laws of the State of New York, as Trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

           The Company deems it necessary to issue from time to time for its lawful purposes securities (hereinafter called the "Securities") evidencing its unsecured indebtedness and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to principal amount, to have such titles, to bear such rates of interest, to mature at such time or times and to have such other provisions as shall be fixed as hereinafter provided.

           All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done, and the Company proposes to do all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company as hereinafter provided.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or series thereof, as follows:
                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
             -------------------------------------------------------

Section 101.         DEFINITIONS.

           For all purposes of this Indenture and all Securities issued hereunder, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date or time of such computation; and

          (4) the words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

           Certain terms, used principally in Article Three and Article Six, are defined in those Articles.

     "ACT",  when used with respect to any Holder,  has the meaning specified in
Section 104.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "ATTRIBUTABLE VALUE" means, as to any particular lease under which the Company or any of its Gas Utility Subsidiaries is at any time liable as lessee and at any date as of which the amount thereof is to be determined, the total net obligations of the lessee for rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended) discounted from the respective due dates thereof to such date at a rate per annum equivalent to the interest rate inherent in such lease (as determined in good faith by us in accordance with generally accepted financial practice) compounded semi-annually.

     "AUTHENTICATING AGENT" means any Person authorized to authenticate and deliver Securities on behalf of the Trustee for the Securities of any series pursuant to Section 614.

     "AUTHORIZED NEWSPAPERS" means a newspaper customarily published at least once a day for at least five days in each calendar week and of general circulation in New York City and in London and, to the extent the Securities are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange shall so require, in Luxembourg or, if it shall be impracticable in the opinion of the Trustee for the Securities of the appropriate series to make such publication, in another capital city in Western Europe. Such publication (which may be in different newspapers) is expected to be made in the Eastern edition of THE WALL STREET JOURNAL, in the London edition of the FINANCIAL TIMES and, if applicable, in the LUXEMBURGER WORT.

     "BEARER SECURITY" means any Security established pursuant to Section 201 which is payable to bearer.

     "BOARD OF DIRECTORS", when used with reference to the Company, means either the board of directors or any duly authorized committee of that board or any director or directors and/or officer or officers to whom that board or committee shall have duly delegated its authority, of the Company.

     "BOARD RESOLUTION", when used with reference to the Company, means (1) a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company, as the case may be, to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, or (2) a certificate signed by the director or directors or officer or officers to whom the Board of Directors of the Company shall have duly delegated its authority, and delivered to the Trustee for the Securities of any series.

     "BUSINESS DAY" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to

Securities not denominated in Dollars, the day is also not a day on which commercial banks are authorized or required by law, regulation or executive order to close in the Principal Financial Center of the country issuing the Foreign Currency or currency unit or, if the Foreign Currency or currency unit is euro, the day is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) System is open; provided, further, that, with respect to LIBOR Securities, the day is also a London Business Day.

     "CAPITAL STOCK" of any Person means shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, but excluding any debt securities convertible into such equity.

     "CERTIFICATE OF A FIRM OF INDEPENDENT PUBLIC ACCOUNTANTS" means a certificate signed by any firm of independent public accountants of recognized standing selected by the Company. The term "independent" when used with respect to any specified firm of public accountants means such a firm which (1) is in fact independent, (2) does not have any direct financial interest or any material indirect financial interest in the Company or in any other obligor upon the Securities of any series or in any affiliate of the Company or of such other obligor, and (3) is not connected with the Company or such other obligor or any affiliate of the Company or of such other obligor, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, but such firm may be the regular auditors employed by the Company. Whenever it is herein provided that any Certificate of a Firm of Independent Public Accountants shall be furnished to the Trustee for Securities of any series, such Certificate shall state that the signer has read this definition and that the signer is independent within the meaning hereof.

     "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "CLEARSTREAM" means Clearstream Banking S.A.

     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

     "COMPANY" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

     "COMPANY REQUEST" and "COMPANY ORDER" mean a written request or order signed in the name of the Company, as the case may be by (1) the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, as the case may be, or
(2) by any two Persons designated in a Company Order previously delivered to the Trustee for Securities of any series by any two of the foregoing officers and delivered to the Trustee for Securities of any series.

     "COMPONENT CURRENCY" has the meaning specified in Section 311(e).

     "CONSOLIDATED TANGIBLE ASSETS" means, as of the date of any determination thereof, the total of all assets which would appear on a consolidated balance sheet of the Company and its Subsidiaries, prepared in accordance with U.S. GAAP, at their net book values (after deducting related depreciation, depletion and amortization which, in accordance with U.S. GAAP, should be set aside in connection with the business conducted), but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other intangible assets all as determined in accordance with U.S. GAAP.

     "CONVERSION EVENT" means the unavailability of any Foreign Currency or currency unit due to the imposition of exchange controls or other circumstances beyond the Company's control.

     "CORPORATE TRUST OFFICE" means the office of the Trustee for Securities of any series at which at any particular time its corporate trust business shall be principally administered, which office of The Chase Manhattan Bank, at the date of the execution of this Indenture, is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

     "CORPORATION"   includes   corporations,   limited   liability   companies,
associations, companies and business trusts.

     "COUPON" means any interest coupon appertaining to a Bearer Security.

     "CURRENCY DETERMINATION AGENT", with respect to Securities of any series, means, unless otherwise specified in the Securities of any series, a New York Clearing House bank designated pursuant to Section 301 or Section 312.

     "DEFAULTED INTEREST" has the meaning specified in Section 307.

     "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in the form of a Global Security, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

     "DETERMINATION NOTICE" has the meaning specified in Section 1108(b).

     "DOLLARS" and the sign "$" mean the currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     "ELECTION DATE" has the meaning specified in Section 311(e).

     "EURO-CLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euro-clear system.

     "EVENT OF DEFAULT" has the meaning specified in Section 501.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, as in force at the date as of which this Indenture was executed; PROVIDED, HOWEVER, that in the event the Securities Exchange Act of 1934 is amended after such date, "Exchange Act" means, to the extent required by any such amendment, the Securities Exchange Act of 1934 as so amended.

     "EXCHANGE DATE" has the meaning specified in Section 304.

     "FOREIGN CURRENCY" means a currency issued and actively maintained as a country's recognized unit of domestic exchange by the government of any country other than the United States and such term shall include the euro.

     "GAS UTILITY SUBSIDIARIES" means the following Subsidiaries of the Company engaged in the distribution and sale at retail of natural gas: The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York, KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island, Boston Gas Company, Colonial Gas Company, Essex Gas Company, and EnergyNorth Natural Gas, Inc.; and any other Subsidiary of the Company engaged in such activity, provided such Subsidiary would be, at any particular time, a Significant Subsidiary.

     "GLOBAL EXCHANGE AGENT" has the meaning specified in Section 304.

     "GLOBAL SECURITIES" means Securities in global form.

     "GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the government which issued the currency in which the Securities of a particular series are payable (except as provided in Sections 311(b) and 311(d), in which case with respect to Securities for which an election has occurred pursuant to Section 311(b), or a Conversion Event has occurred as provided in
Section 311(d), such obligations shall be issued in the currency or currency unit in which such Securities are payable as a result of such election or Conversion Event) or (ii) obligations of a Person controlled or supervised by or acting as an agency or instrumentality of the government which issued the currency in which the Securities of such series are payable (except as provided in Sections 311(b) and 311(d), in which case with respect to Securities for which an election has occurred pursuant to Section 311(b), or a Conversion Event has occurred as provided in Section 311(d)), such obligations shall be issued in the currency or currency unit in which such Securities are payable as a result of such election or Conversion Event), the payment of which is unconditionally guaranteed by such government, which, in either case, are full faith and credit obligations of such government payable in such currency and are not callable or redeemable at the option of the issuer thereof.

     "HOLDER", when used with respect to any Security, means in the case of a Registered Security the Person in whose name a Security is registered in the Security Register, and in the case of a Bearer Security the bearer thereof and, when used with respect to any coupon, means any bearer thereof.

     "INDEBTEDNESS" means, with respect to any Person (without duplication):

     (1) any liability of that Person (A) for borrowed money, or under any reimbursement obligation relating to a letter of credit or similar instrument;
(B) evidenced by a bond, note, debenture or similar instrument; (C) to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; or (D) for the payment of money relating to any obligations under any capital lease of real or personal property which has been recorded as a capitalized lease obligation;

     (2) any liability of others described in the preceding clause (1) that the Person has guaranteed or that is otherwise its legal liability or which is secured by a lien on that Person's Property;

     (3) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1) or (2) above; and

     (4) in the case of any Subsidiary of the Company, the aggregate preference in respect of amounts payable on the issued and outstanding shares of preferred stock of any such Subsidiary in the event of any voluntary or involuntary liquidation, dissolution or winding up (excluding any such preference attributable to such shares of preferred stock that are owned by such Person or any of its Subsidiaries).

     "INDENTURE" means this instrument as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

     "INDEXED SECURITY" means any Security as to which the amount of payments of principal, premium, if any, and/or interest, if any, due thereon is determined with reference to the rate of exchange between the currency or currency unit in which the Security is denominated and any other specified currency or currency unit, to the relationship between two or more currencies or currency units, to the price of one or more specified securities or commodities, to one or more securities or commodities exchange indices or other indices or by other similar methods or formulas, all as specified in accordance with Section 301.

     "INTEREST", when used with respect to an OID Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

     "INTEREST PAYMENT DATE", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

     "ISSUE DATE" means the date on which the Securities of a particular series are originally issued under this Indenture.

     "JUDGMENT DATE" has the meaning specified in Section 516.

     "LIBOR" means, with respect to any series of Securities, the rate specified as LIBOR for such Securities in accordance with Section 301.

     "LIBOR CURRENCY" means the currency specified pursuant to Section 301 as to which LIBOR will be calculated or, if no currency is specified pursuant to
Section 301, Dollars.

     "LIBOR SECURITY" means any Security which bears interest at a floating rate calculated with reference to LIBOR.

     "LONDON BUSINESS DAY" means, with respect to any LIBOR Security, a day on which commercial banks are open for business, including dealings in the LIBOR Currency, in London.

     "LUXEMBOURG STOCK EXCHANGE", unless specified with respect to any particular series of Securities, means the Luxembourg Stock Exchange.

     "MARKET EXCHANGE RATE" with respect to any Foreign Currency or currency unit on any date means, unless otherwise specified in accordance with Section 301, the noon buying rate in The City of New York for cable transfers in such Foreign Currency or currency unit as certified for customs purposes by the Federal Reserve Bank of New York for such Foreign Currency or currency unit.

     "MATURITY", when used with respect to any Security, means the date on which the principal (or, if the context so requires, in the case of an OID Security, a lesser amount or, in the case of an Indexed Security, an amount determined in accordance with the specified terms of that Security) of that Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, request for redemption, repayment at the option of the holder, pursuant to any sinking fund or otherwise.

     "NOTICE OF DEFAULT" has the meaning specified in Section 501(3).

     "OFFICERS' CERTIFICATE", when used with reference to the Company, means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President (any reference herein to a Vice President of the Company, as the case may be, shall be deemed to include any Vice President of the Company, as the case may be, whether or not designated by a number or a word or words added before or after the title "Vice President"), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, as the case may be, and delivered to the Trustee for the Securities of any series.

     "OPINION OF COUNSEL" means, for purposes of Section 1108, a written opinion of independent legal counsel of recognized standing and, for all other purposes hereof, means a written opinion of counsel, who may be an employee of or counsel to the Company or may be other counsel satisfactory to the Trustee for the Securities of any series.

     "OID SECURITY" means a Security which provides for an amount (excluding any amounts attributable to accrued but unpaid interest thereon) less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

     "OUTSTANDING", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

     (1) Securities theretofore cancelled by the Trustee for such Securities or delivered to such Trustee for cancellation;

     (2) Securities or portions thereof for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee for such Securities or any Paying Agent (other than the Company or any other obligor upon the Securities) in trust or set aside and segregated in trust by the Company or any other obligor upon the Securities (if the Company or any other obligor upon the Securities shall act as its own Paying Agent) for the Holders of such Securities; PROVIDED, HOWEVER, that, if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, or provision therefor satisfactory to such Trustee has been made; and

     (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented proof satisfactory to the Trustee for such Securities that any such Securities are held by bona fide holders in due course;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (a) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee for such Securities shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which such Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of such Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor,
(b) the principal amount of an OID Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration pursuant to Section 502 and (c) the principal amount of a Security denominated in a Foreign Currency or currency unit that shall be deemed to be outstanding for such purposes shall be determined in accordance with Section 115.

     "PAYING AGENT" means The Chase Manhattan Bank or any other Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities of any series on behalf of the Company.

     "PERSON" means any individual, firm, corporation, partnership, association, joint venture, tribunal, limited liability company, trust, government or political subdivision or agency or instrumentality thereof, or any other entity or organization.

     "PLACE OF PAYMENT", when used with respect to the Securities of any particular series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable, as contemplated by Section 301.

     "PREDECESSOR SECURITY" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by that particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a mutilated, destroyed, lost or stolen Security or a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security or the Security to which the mutilated, destroyed, lost or stolen coupon appertains, as the case may be.

     "PRINCIPAL   FINANCIAL  CENTER"  means,   unless  otherwise   specified  in
accordance with Section 301:

     (1) the capital city of the country issuing the Foreign Currency or currency unit, except that with respect to Dollars, Australian dollars, Canadian dollars, Deutsche marks, Dutch guilders, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Sydney and Melbourne, Toronto, Frankfurt, Amsterdam, Johannesburg and Zurich, respectively; or

     (2) the capital city of the country to which the LIBOR Currency relates, except that with respect to Dollars, Canadian dollars, Deutsche marks, Dutch guilders, Portuguese escudos, South African rand and Swiss francs, the "Principal Financial Center" will be The City of New York, Toronto, Frankfurt, Amsterdam, London, Johannesburg and Zurich, respectively.

     "PRINCIPAL PROPERTY" means the real estate, fixtures, pipelines, mains, meters, pipes, valves, compressors and other related personal property primarily used in connection with the transportation, distribution or retail sale of gas by the Gas Utility Subsidiaries.

     "PROPERTY" means any asset, revenue or any other property, including Capital Stock, whether tangible or intangible, real or personal, including, without limitation, any right to receive income.

     "REDEMPTION DATE", when used with respect to any Security to be redeemed in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

     "REDEMPTION PRICE", when used with respect to any Security to be redeemed, means, unless otherwise specified in such Security, an amount, in the currency or currency unit in which such Security is denominated or which is otherwise provided for pursuant hereto, equal to the principal amount thereof (and premium, if any, thereon) together with accrued interest, if any, to the Redemption Date.

     "REGISTERED SECURITY" means any Security established pursuant to Section 201 which is registered in the Security Register.

     "REGULAR RECORD DATE" for the interest payable on any Interest Payment Date on the Registered Securities of any series, means the date, if any, specified for that purpose as contemplated by Section 301.

     "RESPONSIBLE OFFICER", when used with respect to the Trustee for any series of Securities, means the chairman or vice chairman of the board of directors, the chairman or vice chairman of the executive committee of the board of directors, the president, any vice president (whether or not designated by a number or a word or words added before or after the title "vice president"), the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of such Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     "SALE AND LEASEBACK TRANSACTION" means any transaction or series of related transactions relating to Principal Property now owned or hereafter acquired whereby the Company or one of its Gas Utility Subsidiaries transfers that Principal Property to a Person and the Company or any of its Gas Utility Subsidiaries leases it from that Person for a period, including renewals, in excess of three years.

     "SECURITIES" means securities evidencing unsecured indebtedness of the Company authenticated and delivered under this Indenture.

     "SECURITY REGISTER" and "SECURITY REGISTRAR" have the respective meanings specified in Section 305.

     A "SERIES" of Securities means all Securities denoted as part of the same series authorized by or pursuant to a particular Board Resolution.

     "SIGNIFICANT SUBSIDIARY" has the meaning specified, as of the date hereof, in Rule 1-02 of Regulation S-X promulgated under the Securities Act of 1933, as amended.

     "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Registered Securities of any series means a date fixed by the Trustee for such series pursuant to Section 307.

     "STATED MATURITY", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

     "SUBSIDIARY" of any Person means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

     "SUBSTITUTE DATE" has the meaning specified in Section 516.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was executed;

PROVIDED, HOWEVER, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this instrument and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder. If there shall be at one time more than one Trustee hereunder, "TRUSTEE" shall mean each such Trustee and shall apply to each such Trustee only with respect to those series of Securities with respect to which it is serving as Trustee.

     "UNITED STATES" means, unless otherwise specified with respect to Securities of any series, the United States of America (including the states and the District of Columbia), its territories, its possessions (which include, at the date of this Indenture, Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands) and other areas subject to its jurisdiction.

     "UNITED STATES ALIEN" has the meaning specified in Section 1010.

     "U.S. GAAP" means generally accepted accounting principles which are in effect in the United States as of the date hereof.

     "YIELD TO MATURITY", when used with respect to any OID Security, means the yield to maturity, if any, set forth on the face thereof.

Section 102.         COMPLIANCE CERTIFICATES AND OPINIONS.

           Upon any application or request by the Company to the Trustee for any series of Securities to take any action under any provision of this Indenture, the Company shall furnish to such Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

           Every certificate (other than certificates provided pursuant to Section 1005) or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                    (1)  a  statement   that  each   individual   signing   such
               certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

                    (2) a brief  statement  as to the  nature  and  scope of the
               examination  or  investigation   upon  which  the  statements  or
               opinions contained in such certificate or opinion are based;

                    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

                    (4) a statement  as to whether,  in the opinion of each such individual, such condition or covenant has been complied with.

Section 103.         FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

           Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to matters upon which his certificate or opinion is based are erroneous.

           Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104.         ACTS OF HOLDERS.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee for the appropriate series of Securities and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee for the appropriate series of Securities and the Company and any agent of such Trustee or the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

           The Company may at its discretion set a record date for purposes of determining the identity of Holders of Registered Securities entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, but the Company shall have no obligation to do so. If not set by the Company prior to the first solicitation of Holders of Registered Securities of a particular series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be 30 days prior to the first solicitation of such vote or consent. Upon the fixing of such a record date, those persons who were Holders of Registered Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled with respect to such Registered Securities to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or association or a member of a partnership, or an official of a public or governmental body, on behalf of such corporation, association, partnership or public or governmental body or by a fiduciary, such certificate or affidavit shall also constitute sufficient proof of his authority.

           (c) The fact and date of the execution by any Person of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee for the appropriate series of Securities deems sufficient.

           (d) The principal amount and serial numbers of Registered Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

           (e) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any trust company, bank, banker or other depositary, wherever situated, if such certificate shall be deemed by the Trustee for such Securities to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by such Trustee to be satisfactory. The Trustee for such Securities and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to such Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may also be proved in any other manner which the Company and the Trustee for such Securities deem sufficient.

           (f) Subject to Section 115, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under this Indenture, the principal amount of an OID Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502 at the time the taking of such action by the Holders of such requisite principal amount is evidenced to the Trustee for such Securities.

           (g) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee for such Securities, the Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 105.         NOTICES, ETC., TO TRUSTEE AND THE COMPANY.

           Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                     (1) the Trustee for a series of Securities by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with such Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration Department, or if sent by facsimile transmission, to a facsimile number provided by the Trustee, with a copy mailed, first class postage prepaid to the Trustee addressed to it as provided above, or
                     (2) the Company by such Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in paragraphs (3), (4) and (5) of Section 501) if furnished in writing and mailed, first class postage prepaid, addressed in the case of the Company to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to such Trustee by the Company, or if sent by facsimile transmission, to a facsimile number provided to the Trustee by the Company, with a copy mailed, first class postage prepaid, to the Company addressed to it as provided above.

Section 106.         NOTICE TO HOLDERS; WAIVER.

           Where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Registered Securities if in writing and mailed, first class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice; and
(2) such notice shall be sufficiently given (unless otherwise herein expressly provided) to Holders of Bearer Securities who have filed their names and addresses with the Trustee for such purpose within the previous two years if in writing and mailed, first class postage prepaid, to each such Holder at his address as so filed not later than the latest date and not earlier than the earliest date prescribed for the giving of such notice, or to all other Holders of Bearer Securities if published in an Authorized Newspaper on a Business Day at least twice, the first such publication to be not earlier than the earliest date, and the second such publication to be not later than the latest date, prescribed herein for the giving of such notice.

           In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Any notice mailed in the manner prescribed by this Indenture shall be deemed to have been given whether or not received by any particular Holder. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such notification as shall be made with the approval of the Trustee for such Securities shall constitute a sufficient notification for every purpose hereunder.

           In case by reason of the suspension of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be made with the approval of the Trustee for such Securities shall constitute sufficient notice to such Holders for every purpose hereunder. Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

           Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee for such Securities, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 107.         CONFLICT WITH TRUST INDENTURE ACT.

           If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 through 317, inclusive, of the Trust
Indenture Act through the operation of Section 318(c) thereof, such imposed duties shall control.

Section 108.         EFFECT OF HEADINGS AND TABLE OF CONTENTS.

           The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.         SUCCESSORS AND ASSIGNS.

           All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.         SEPARABILITY CLAUSE.

           In case any provision in this Indenture or in the Securities or coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.         BENEFITS OF INDENTURE.

           Nothing in this Indenture or in the Securities or in any coupons appertaining thereto, expressed or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Security Registrar and their successors hereunder and the Holders of Securities or coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.         GOVERNING LAW.

           This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

Section 113.         NON-BUSINESS DAY.

           Unless otherwise stated with respect to Securities of any series, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of a Security of any particular series shall not be a Business Day at any Place of Payment with respect to Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities or coupons) payment of principal of (and premium, if any) and interest, if any, with respect to such Security need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

Section 114.    IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS.

           No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on any Security or coupon of any series, or for any claim based thereon, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities and coupons of each series are solely corporate obligations, and that no personal liability whatever shall attach to, or is incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or coupons of any series, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities and coupons of each series.

Section 115.         CERTAIN MATTERS RELATING TO CURRENCIES.

           Subject to Section 311, each reference to any currency or currency unit in any Security, or in the Board Resolution or supplemental indenture relating thereto, shall mean only the referenced currency or currency unit and no other currency or currency unit.

           The Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts held in any other currencies or currency units, notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

           Whenever any action or Act is to be taken hereunder by the Holders of Securities denominated in a Foreign Currency or currency unit, then for purposes of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency or currency unit shall be deemed to be that amount of Dollars that could be obtained for such principal amount on the basis of a spot rate of exchange specified to the Trustee for such series in an Officers' Certificate for such Foreign Currency or currency unit into Dollars as of the date the taking of such action or Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to such Trustee.

Section 116.         LANGUAGE OF NOTICES, ETC.

           Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, and any published notice may also be in an official language of the country of publication.

                                    ARTICLE 2
                                    ---------
                                 SECURITY FORMS

Section 201.         FORMS OF SECURITIES.

           The Registered Securities, if any, of each series and the Bearer Securities, if any, of each series and related coupons shall be in such form or forms (including global form) as shall be established by or pursuant to a Board Resolution of the Company, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law, with any rule or regulation made pursuant thereto, with any rules of any securities exchange, automated quotation system or clearing agency or to conform to usage, as may, consistently herewith, be determined by the officers executing such Securities or coupons, as evidenced by their execution of such Securities or coupons. If temporary Securities of any series are issued in global form as permitted by Section 304, the form thereof shall be established as provided in the preceding sentence.

           Unless otherwise specified as contemplated by Section 301, Bearer Securities shall have interest coupons attached.

           The definitive Securities and coupons, if any, shall be printed, lithographed or engraved or produced by any combination of these methods on a steel engraved border or steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or coupons, as evidenced by their execution thereof.

Section 202.         FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

           The Certificate of Authentication on all Securities shall be in substantially the following form:

                     "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

                                                      THE CHASE MANHATTAN BANK,
                                                      as Trustee



                                                      By
                                                      -------------------------
                                                       Authorized Officer

Section 203.         SECURITIES IN GLOBAL FORM.

           If any Security of a series is issuable in global form, such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee and in such manner as shall be specified in such Security. Any instructions by the Company with respect to a Security in global form, after its initial issuance, shall be in writing but need not comply with Section 102.

           Global Securities may be issued in either registered or bearer form and in either temporary or permanent form.

                                    ARTICLE 3

                                 THE SECURITIES
                                 --------------

Section 301.         TITLE; PAYMENT AND TERMS.

           The aggregate principal amount of Securities which may be authenticated and delivered and Outstanding under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to Board Resolutions of the Company.

           The Securities may be issued in one or more series, each of which shall be issued pursuant to Board Resolutions of the Company. There shall be established in one or more Board Resolutions or pursuant to one or more Board Resolutions of the Company and, subject to Section 303, set forth in, or determined in the manner provided in, an Officer's Certificate of the Company, or established in one or more supplemental indentures hereto, prior to the issuance of Securities of any series all or any of the following, as applicable (each of which, if so provided, may be determined from time to time by the Company with respect to unissued Securities of that series and set forth in the Securities of that series when issued from time to time):

          (1)  the  title  of  the   Securities  of  that  series  (which  shall
     distinguish the Securities of that series from all other series of Securities);

          (2) any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Section 304, 305, 306, 906 or 1107);

          (3) whether Securities of that series are to be issuable as Registered Securities, Bearer Securities or both and any restrictions on the exchange of one form of Securities for another and on the offer, sale and delivery of the Securities in either form;

          (4) the date or dates (or manner of determining the same) on which the principal of the Securities of that series is payable (which, if so provided in such Board Resolutions, may be determined by the Company from time to time and set forth in the Securities of the series issued from time to time);

          (5) the rate or rates (or the manner of calculation thereof) at which the Securities of that series shall bear interest (if any), the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable (or manner of determining the same) and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date and the extent to which, or the manner in which, any interest payable on a temporary Global Security on an Interest Payment Date will be paid if other than in the manner provided in
     Section 307;

          (6) the place or places where, subject to the provisions of Section 1002, the principal of (and premium, if any) and interest, if any, on Securities of that series shall be payable, any Registered Securities of that series may be surrendered for registration of transfer, any Securities of that series may be surrendered for exchange, and notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served;

          (7) the period or periods within which (or manner of determining the same), the price or prices at which (or manner of determining the same), the currency or currency unit in which, and the terms and conditions upon which Securities of that series may be redeemed, in whole or in part, at the option of the Company, and any remarketing arrangements with respect to the Securities of that series;

          (8) the obligation, if any, of the Company to redeem, repay or purchase Securities of that series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the period or periods within which (or manner of determining the same), the price or prices at which (or manner of determining the same), the currency or currency unit in which, and the terms and conditions upon which, Securities of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

          (9) if the currency in which the Securities of that series shall be issuable is Dollars, the denominations in which any Registered Securities of that series shall be issuable, if other than denominations of $1,000 and any integral multiple thereof, and the denominations in which any Bearer Securities of that series shall be issuable, if other than the denomination of $5,000;

          (10) if other than the principal amount thereof, the portion of the principal amount of Securities of that series which shall be payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502;

          (11) any Events of Default and covenants of the Company with respect to the Securities of that series, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth herein;

          (12) if a Person other than The Chase Manhattan Bank is to act as Trustee for the Securities of that series, the name and location of the Corporate Trust Office of such Trustee;

          (13) if other than Dollars, the currency or currency unit in which payment of the principal of (and premium, if any) or interest, if any, on the Securities of that series shall be made or in which the Securities of that series shall be denominated and the particular provisions applicable thereto in accordance with, in addition to or in lieu of the provisions of
     Section 311;

          (14) if the principal of (and premium, if any) and interest, if any, on the Securities of that series are to be payable, at the election of the Company or a Holder thereof, in a currency or currency unit other than that in which such Securities are denominated or stated to be payable, in accordance with provisions in addition to or in lieu of, or in accordance with the provisions of, Section 311, the period or periods within which (including the Election Date), and the terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the currency or currency unit in which such Securities are denominated or stated to be payable and the currency or currency unit in which such Securities are to be so payable;

          (15) the designation of the original Currency Determination Agent, if any;

          (16) if the Securities of such series are issuable as Indexed Securities, the manner in which the amount of payments of principal, premium, if any, and interest, if any, on that series shall be determined;

          (17) if the Securities of that series do not bear interest, the applicable dates for purposes of Section 701;

          (18) if other than as set forth in Article Four, provisions for the satisfaction and discharge of this Indenture with respect to the Securities of that series;

          (19) the date as of which any Bearer Securities of that series and any Global Security representing Outstanding Securities of that series shall be dated if other than the date of original issuance of the first Security of that series to be issued;

          (20) the application, if any, of Section 1010 to the Securities of that series;

          (21) whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary and Global Exchange Agent, if any, for such Global Security or Securities, whether such global form shall be permanent or temporary and, if applicable, the Exchange Date;

          (22) if Securities of the series are to be issuable initially in the form of a temporary Global Security, the circumstances under which the temporary Global Security can be exchanged for definitive Securities and whether the definitive Securities will be Registered Securities and/or Bearer Securities and will be in global form and whether interest in respect of any portion of such Global Security payable in respect of an Interest Payment Date prior to the Exchange Date shall be paid to any clearing organization with respect to a portion of such Global Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date if other than as provided in this Article Three; and

          (23) the extent and manner, if any, to which payment on or in respect of Securities of that series will be subordinated to the prior payment of other liabilities and obligations of the Company;

          (24) the forms of the Securities of that series; and

          (25) any other terms of that series (which terms shall not be inconsistent with the provisions of this Indenture).

     All Securities of any particular series and the coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided in or pursuant to such Board Resolutions and set forth in such Officer's Certificate relating thereto or provided in or pursuant to any supplemental indenture hereto. The terms of such Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in Board Resolutions. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

           Prior to the delivery of a Security of any series in any such form to the Trustee for the Securities of such series for authentication, the Company shall deliver to such Trustee the following:

          (1) The Board Resolutions of the Company by or pursuant to which such form of Security have been approved and, if applicable, the supplemental indenture by or pursuant to which such form of Security has been approved;

          (2) An Officers' Certificate of the Company dated the date such Certificate is delivered to such Trustee stating that all conditions precedent provided for in this

     Indenture relating to the authentication and delivery of Securities in such forms have been complied with; and

          (3) An Opinion of Counsel stating that Securities in such forms, together with any coupons appertaining thereto, when (a) completed by appropriate insertions and executed and delivered by the Company to such Trustee for authentication in accordance with this Indenture, (b)
     authenticated and delivered by such Trustee in accordance with this Indenture within the authorization as to aggregate principal amount established from time to time by the Board of Directors of the Company, and
     (c) sold in the manner specified in such Opinion of Counsel, will be the legal, valid and binding obligations of the Company, subject to the effects of applicable bankruptcy, reorganization, fraudulent conveyance, moratorium, insolvency and other similar laws generally affecting creditors' rights, to general equitable principles, to an implied covenant of good faith and fair dealing and to such other qualifications as such counsel shall conclude do not materially affect the rights of Holders of such Securities.

Section 302.         DENOMINATIONS AND CURRENCIES.

           Unless otherwise provided with respect to any series of Securities as contemplated by Section 301, any Registered Securities of a series shall be issuable in denominations of $1,000 and any integral multiple thereof, and any Bearer Securities of a series shall be issuable in the denomination of $5,000, or the equivalent amounts thereof in the case of Registered Securities and Bearer Securities denominated in a Foreign Currency or currency unit.

Section 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

           The Securities and any related coupons shall be executed on behalf of the Company by its Chairman of the Board, a Vice Chairman of the Board, or its President or one of its Vice Presidents. The Securities shall be so executed under the corporate seal of the Company reproduced thereon and attested to by its Secretary or any one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

           Securities and coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

           At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series together with any coupons appertaining thereto, executed by the Company to the Trustee for the Securities of such series for authentication, together with a Company Order for the authentication and delivery of such Securities, and such Trustee, in accordance with the Company Order, shall authenticate and deliver such Securities; PROVIDED, HOWEVER, that, during the "restricted period" (as defined in Section 1.163-5(c)(2)(i)(D)(7) of the United States Treasury Regulations), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and PROVIDED, FURTHER, that a Bearer Security may be delivered outside the United States in connection with its original issuance only if the Person entitled to receive such Bearer Security shall have furnished to the Trustee for the Securities of such series a certificate substantially in the form set forth in Exhibit A to this Indenture. If any Security shall be represented by a permanent Global Security, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary Global Security shall be deemed to be delivery in connection with the original issuance of such beneficial owner's interest in such permanent Global Security. Except as permitted by Section 306 or 307, the Trustee for the Securities of a series shall not authenticate and deliver any Bearer Security unless all appurtenant coupons for interest then matured other than matured coupons in default have been detached and cancelled. If all the Securities of any one series are not to be issued at one time and if a Board Resolution relating to such Securities shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities, including, without limitation, procedures with respect to interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

           Notwithstanding any contrary provision herein, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution, Officers' Certificate and Opinion of Counsel otherwise required pursuant to Sections 102 and 301 at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

           Each Registered Security shall be dated the date of its authentication, and, unless otherwise specified as contemplated by Section 301, each Bearer Security shall be dated as of the date of original issuance of the first Security of such series to be issued.

           No Security or coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein manually executed by the Trustee for such Security or on its behalf pursuant to Section 614, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

           In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such Trustee, or any successor Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

           Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

Section  304. TEMPORARY SECURITIES AND EXCHANGE OF SECURITIES.

           Pending the preparation of definitive Securities of any particular series, the Company may execute, and upon Company Order the Trustee for the Securities of such series shall authenticate and deliver, in the manner specified in Section 303, temporary Securities which are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, with like terms and conditions as the definitive Securities of like series in lieu of which they are issued in registered form or, if authorized, in bearer form with one or more coupons or without coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Any such temporary Securities may be in global form, representing such of the Outstanding Securities of such series as shall be specified therein.

           Except in the case of temporary Securities in global form (which shall be exchanged only in accordance with the provisions of the following paragraphs), if temporary Securities of any particular series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of such definitive Securities, the temporary Securities of such series shall be exchangeable for such definitive Securities and of a like Stated Maturity and with like terms and provisions upon surrender of the temporary Securities of such series, together with all unmatured and matured coupons in default, if any, at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any particular series, the Company shall execute and (in accordance with a Company Order delivered at or prior to the authentication of the first definitive Security of such series) the Trustee for the Securities of such series or the Global Exchange Agent shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations of the same series and of a like Stated Maturity and with like terms and provisions; PROVIDED, HOWEVER, unless otherwise specified pursuant to
Section 301, no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and PROVIDED, FURTHER, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until exchanged as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and with like terms and conditions, except as to payment of interest, if any, authenticated and delivered hereunder.

           Any  temporary  Global  Security and any  permanent  Global  Security
shall,   unless  otherwise  provided  therein,  be  delivered  to  a  Depositary designated pursuant to Section 301.

           Without unnecessary delay but in any event not later than the date specified in or determined pursuant to the terms of any such temporary Global Security (the "Exchange Date"), the Securities represented by any temporary Global Security of a series of Securities issuable in bearer form may be exchanged for definitive Securities (subject to the second succeeding paragraph) or Securities to be represented thereafter by one or more permanent Global Securities, without interest coupons. On or after the Exchange Date such temporary Global Security shall be surrendered by the Depositary to the Trustee for such Security, as the Company's agent for such purpose, or the agent appointed by the Company pursuant to Section 301 to effect the exchange of the temporary Global Security for definitive Securities (the "Global Exchange Agent"), and following such surrender, such Trustee or the Global Exchange Agent (as authorized by the Trustee as an Authenticating Agent pursuant to Section
614) shall (1) endorse the temporary Global Security to reflect the reduction of its principal amount by an equal aggregate principal amount of such Security,
(2) endorse the applicable permanent Global Security, if any, to reflect the initial amount, or an increase in the amount of Securities represented thereby,
(3) manually authenticate such definitive Securities or such permanent Global Security, as the case may be, (4) subject to Section 303, deliver such definitive Securities to the Holder thereof or, as the case may be, deliver such permanent Global Security to the Depositary to be held outside the United States for the accounts of Euro-clear and Clearstream, for credit to the respective accounts at Euro-clear and Clearstream, designated by or on behalf of the beneficial owners of such Securities (or to such other accounts as they may direct) and (5) redeliver such temporary Global Security to the Depositary, unless such temporary Global Security shall have been cancelled in accordance with Section 309 hereof; PROVIDED, HOWEVER, that, unless otherwise specified in such temporary Global Security, upon such presentation by the Depositary, such temporary Global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary Global Security held for its account then to be exchanged for definitive Securities or one or more permanent Global Securities, as the case may be, and a certificate dated the Exchange Date or a subsequent date and signed by Clearstream, as to the portion of such temporary Global Security held for its account then to be exchanged for definitive Securities or one or more permanent Global Securities, as the case may be, each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of Euro-clear or Clearstream, as the case may be, shall be based on certificates of the account holders listed in the records of Euro-clear or Clearstream, as the case may be, as being entitled to all or any portion of the applicable temporary Global Security. An account holder of Euro-clear or Clearstream, as the case may be, desiring to effect the exchange of interest in a temporary Global Security for an interest in definitive Securities or one or more permanent Global Securities shall instruct Euro-clear or Clearstream, as the case may be, to request such exchange on its behalf and shall deliver to Euro-clear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 15 days prior to the Exchange Date. Until so exchanged, temporary Global Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities and permanent Global Securities of the same series authenticated and delivered hereunder, except as provided in the fourth succeeding paragraph.

           The delivery to the Trustee for the Securities of the appropriate series or the Global Exchange Agent by Euro-clear or Clearstream of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company and such Trustee or the Global Exchange Agent as conclusive evidence that a corresponding certificate or certificates has or have been delivered to Euro-clear or to Clearstream, as the case may be, pursuant to the terms of this Indenture.

           On or prior to the Exchange Date, the Company shall deliver to the Trustee for the Securities of the appropriate series or the Global Exchange Agent definitive Securities in aggregate principal amount equal to the principal amount of such temporary Global Security, executed by the Company in the case of the Securities. At any time, on or after the Exchange Date, upon 30 days' notice to the Trustee for the Securities of the appropriate series or the Global Exchange Agent by Euro-clear or Clearstream, as the case may be, acting at the request of or on behalf of the beneficial owner, a Security represented by a temporary Global Security or a permanent Global Security, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Securities without charge and such Trustee or the Global Exchange Agent shall authenticate and deliver, in exchange for each portion of such temporary Global Security or such permanent Global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and with like terms and provisions as the portion of such temporary Global Security or such permanent Global Security to be exchanged, which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered
Securities, as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that definitive Bearer Securities shall be delivered in exchange for a portion of the temporary Global Security or the permanent Global Security only in compliance with the requirements of the second preceding paragraph. On or prior to the thirtieth day following receipt by the Trustee for the Securities of the appropriate series or the Global Exchange Agent of such notice with respect to a Security, or, if such day is not a Business Day, the next succeeding Business Day, the temporary Global Security or the permanent Global Security, as the case may be, shall be surrendered by the Depositary to such Trustee, as the Company's agent for such purpose, or the Global Exchange Agent to be exchanged in whole, or from time to time in part, for definitive Securities without charge following such surrender, upon the request of Euro-clear or Clearstream, as the case may be, and such Trustee or the Global Exchange Agent shall (1) endorse the applicable temporary Global Security or the permanent Global Security to reflect the reduction of its principal amount by the aggregate principal amount of such Security, (2) in accordance with procedures acceptable to the Trustee cause the terms of such Security and coupons, if any, to be entered on a definitive Security, (3) manually authenticate such definitive Security and (4) if a Bearer Security is to be delivered, deliver such definitive Security outside the United States to Euro-clear or Clearstream, as the case may be, for or on behalf of the beneficial owner thereof, in exchange for a portion of such permanent Global Security.

           Unless otherwise specified in such temporary Global Security or permanent Global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Security or permanent Global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or Clearstream. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Security or a permanent Global Security shall be delivered only outside the United States.

           Until exchanged in full as hereinabove provided, any temporary Global Security or permanent Global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and with like terms and conditions, except as to payment of interest, if any, authenticated and delivered hereunder. Unless otherwise specified as contemplated by Section 301, interest payable on such temporary Global Security on an Interest Payment Date for Securities of such series shall be payable to Euro-clear and Clearstream on such Interest Payment Date upon delivery by Euro-clear and Clearstream to the Trustee for the Securities of the appropriate series or the Global Exchange Agent in the case of payment of interest on a temporary Global Security with respect to an Interest Payment Date occurring prior to the applicable Exchange Date of a certificate or certificates substantially in the form set forth in Exhibit C to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such Global Security on such Interest Payment Date and who have, in the case of payment of interest on a temporary Global Security with respect to an Interest Payment Date occurring prior to the applicable Exchange Date, each delivered to Euro-clear or Clearstream, as the case may be, a certificate substantially in the form set forth in Exhibit D to this Indenture.

           Any definitive Bearer Security authenticated and delivered by the Trustee for the Securities of the appropriate series or the Global Exchange Agent in exchange for a portion of a temporary Global Security or a permanent Global Security shall not bear a coupon for any interest which shall theretofore have been duly paid by such Trustee to Euro-clear or Clearstream or by the Company to such Trustee in accordance with the provisions of this Section 304.

           With respect to Exhibits A, B, C and D to this Indenture, the Company may, in its discretion and if required or desirable under applicable law, substitute one or more other forms of such exhibits for such exhibits, eliminate the requirement that any or all certificates be provided, or change the time that any certificate may be required, PROVIDED that such substitute form or forms or notice of elimination or change of such certification requirement have theretofore been delivered to the Trustee with a Company Request and such form or forms, elimination or change is reasonably acceptable to the Trustee.

Section 305.         REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

           The Company shall cause to be kept at the Corporate Trust Office of the Trustee for the Securities of each series a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. The Trustee for the Securities of each series is hereby initially appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities of such series as herein provided.

           Upon surrender for registration of transfer of any Registered Security of any particular series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee for the Securities of each series shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions.

           Except as set forth  below,  at the option of the Holder,  Registered
Securities of any particular series may be exchanged for other Registered Securities of any authorized denominations, and of a like Stated Maturity and of a like series and aggregate principal amount and with like terms and conditions upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee for such Securities shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Except as otherwise specified pursuant to Section 301, Registered Securities may not be exchanged for Bearer Securities.

           Notwithstanding any other provision of this Section or Section 304, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a Global Security representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

           At the option of the Holder, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and with like terms and provisions upon surrender of the Bearer Securities to be exchanged at any office or agency of the Company in a Place of Payment for that series, with all unmatured coupons and all matured coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured coupon or coupons or matured coupon or coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company (or to the Trustee for the Security in case of matured coupons in default) in an amount equal to the face amount of such missing coupon or coupons, or the surrender of such missing coupon or coupons may be waived by the Company and such Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that, except as otherwise provided in Section 1002, interest represented by coupons shall be payable only upon presentation and surrender of those coupons at an office or agency of the Company in a Place of Payment for that series located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and with like terms and conditions after the close of business at such office or agency on or after (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such coupon is so surrendered with such Bearer Security, such coupon shall be returned to the person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such coupon when due in accordance with the provisions of this Indenture.

           Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee for such Securities shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

           If at any time the Depositary for Securities of a series in registered form notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities for such series. If (i) a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (ii) the Company delivers to the Trustee for Securities of such series in registered form a Company Order stating that the Securities of such series shall be exchangeable, or (iii) an Event of Default under Section 501 hereof has occurred and is continuing with respect to the Securities of such series, the Company's election pursuant to Section 301 shall no longer be effective with respect to the Securities for such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

           The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

           If specified by the Company pursuant to Section 301 with respect to a series of Securities in registered form, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (i) to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (ii) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

           Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Security to the persons in whose names such Securities are so registered.

           All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

           Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee for such Security) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for such series duly executed, by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

           The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1104 and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer
Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption as a whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; PROVIDED, HOWEVER, that such Registered Security shall be simultaneously surrendered for redemption.

           Furthermore, notwithstanding any other provision of this Section 305, the Company will not be required to exchange any Securities if, as a result of the exchange, the Company would suffer adverse consequences under any United States law or regulation.

Section 306.  MUTILATED,  DESTROYED,  LOST AND STOLEN SECURITIES AND COUPONS.

           If (i) any mutilated Security or a Security with a mutilated coupon appertaining thereto is surrendered to the Trustee for such Security or the Company and the Trustee for a Security receive evidence to their satisfaction of the destruction, loss or theft of any Security or coupon and (ii) there is delivered to the Company and such Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or such Trustee that such Security or coupon has been acquired by a bona fide purchaser, the Company shall execute and upon its request such Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for such mutilated Security, or in exchange for the Security to which a mutilated, destroyed, lost or stolen coupon appertains (with all appurtenant coupons not mutilated, destroyed, lost or stolen) a new Security of the same series and in a like principal amount and of a like Stated Maturity and with like terms and conditions, and bearing a number not contemporaneously outstanding with coupons corresponding to the coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen coupon appertains.

           In case any such mutilated, destroyed, lost or stolen Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or coupon (without surrender thereof except in the case of a mutilated Security or coupon) if the applicant for such payment shall furnish to the Company and the Trustee for such Security such security or indemnity as may be required by them to save each of them harmless, and in case of destruction, loss or theft, evidence satisfactory to the Company and such Trustee and any agent of any of them of the destruction, loss or theft of such Security and the ownership thereof; PROVIDED, HOWEVER, that the principal of (and premium, if any) and interest, if any, on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the coupons appertaining thereto.

           Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including all fees and expenses of the Trustee for such Security) connected therewith.

           Every new Security of any series, with its coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security or in exchange for any mutilated Security, or in exchange for a Security to which a mutilated, destroyed, lost or stolen coupon appertains shall constitute an original additional contractual obligation of the Company whether or not the destroyed, lost or stolen Security and its coupons, if any, or the destroyed, lost or stolen coupon shall be at any time enforceable by anyone, and each such new Security shall be at any time enforceable by anyone, and each such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series and their coupons, if any, duly issued hereunder.

           The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons.

Section 307.         PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

           Interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall, if so provided in such Security, be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest payment.

           Unless otherwise provided with respect to the Securities of any series, payment of interest may be made at the Corporate Trust Office or, at the option of the Company (i) in the case of Registered Securities, may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or (ii) in the case of Bearer Securities, upon presentation and surrender of the appropriate coupon appertaining thereto or by transfer to an account maintained by the payee with a bank located outside the United States. Notwithstanding the foregoing, a Holder of $1,000,000 or more in aggregate principal amount of Securities of any series in definitive form, whether having identical or different terms and provisions, having the same Interest Payment Dates will, at the option of the Company, be entitled to receive interest payments, other than at Maturity, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee for the Securities of such series at least 15 days prior to the applicable Interest Payment Date. Any wire instructions received by the Trustee for the Securities of such series shall remain in effect until revoked by the Holder.

           Unless otherwise provided or contemplated by Section 301, every permanent Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to each of Euro-clear and Clearstream with respect to that portion of such permanent Global Security held for its account by the Depositary. Each of Euro-clear and Clearstream will in such circumstances credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

           Any interest on any Registered Security of any particular series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of that series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee for the Registered Securities of such series in writing of the amount of Defaulted Interest proposed to be paid on each Registered

           Security of that series and the date of the proposed payment, and at the same time the Company shall deposit with such Trustee an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to
           Section 301 for the Securities of such series and except as provided in Sections 311(b) and 311(d)), equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to such Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon such Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall not be more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by such Trustee of the notice of the proposed payment. Such Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Registered Securities of that series at his address as it appears in the Security Register not less than 10 days prior to such Special Record Date. Such Trustee may, in its discretion, in the name and at the expense of the
           Company, cause a similar notice to be published at least once in a newspaper published in the English language, customarily on each Business Day and of general circulation in New York, New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of that series (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                     (2) The Company may make payment of any Defaulted Interest on Registered Securities of any particular series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice is given by the Company to the Trustee for the Securities of such series of the proposed manner of payment pursuant to this clause, such manner of payment shall be deemed practicable by such Trustee.

           Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.         PERSONS DEEMED OWNERS.

           Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee for such Security and any agent of the Company or such Trustee may treat the Person in whose name any such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, such Trustee or any agent of the Company or such Trustee shall be affected by notice to the contrary.

           Title to any Bearer Security and any coupons appertaining thereto shall pass by delivery. The Company, the Trustee for such Security and any agent of the Company or such Trustee may treat the bearer of any Bearer Security and the bearer of any coupon as the absolute owner of such Bearer Security or coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or coupon be overdue, and none of the Company, such Trustee or any agent of the Company or such Trustee shall be affected by notice to the contrary.

           None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 309.         CANCELLATION.

           All Securities and coupons surrendered for payment, redemption, registration of transfer or exchange, or delivered in satisfaction of any sinking fund payment, shall, if surrendered to any Person other than the Trustee for such Securities, be delivered to such Trustee and, in the case of Registered Securities and matured coupons, shall be promptly cancelled by it. All Bearer Securities and unmatured coupons so delivered to the Trustee for such Securities shall be cancelled by such Trustee. The Company may at any time deliver to the Trustee for Securities of a series for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by such Trustee. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Securities of which are not to be originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for such Security for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefor against delivery thereof, and any Security so delivered to such Trustee shall be promptly cancelled by it. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and coupons held by the Trustee for such Securities shall be disposed of by such Trustee in accordance with its standard procedures and a certificate of disposition evidencing such disposition of Securities and coupons shall be provided to the Company by such Trustee. In the case of any temporary Global Security, which shall be disposed of if the entire aggregate principal amount of the Securities represented thereby has been exchanged, the certificate of disposition shall state that all certificates required pursuant to Section 304 hereof, substantially in the form of Exhibit B hereto (or in the form of any substitute exhibit as provided in the last paragraph of Section 304), to be given by Euro-clear or Clearstream, have been duly presented to the Trustee for such Securities by Euro-clear or Clearstream, as the case may be. Permanent Global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.

Section 310.         COMPUTATION OF INTEREST.

           Except as otherwise specified as contemplated by Section 301 for Securities of any particular series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 311.         CURRENCY AND MANNER OF PAYMENTS IN RESPECT OF SECURITIES.

          Unless otherwise specified in accordance with Section 301 with respect to any series of Securities, the following provisions shall apply:

           (a) Except as provided in paragraphs (b) and (d) below, the principal of, premium, if any, and interest on Securities of any series denominated in a Foreign Currency or currency unit will be payable by the Company in Dollars based on the equivalent of that Foreign Currency or currency unit converted into Dollars in the manner described in paragraph (c) below.

           (b) It may be provided pursuant to Section 301 with respect to Registered Securities of any series denominated in a Foreign Currency or currency unit that Holders shall have the option, subject to paragraph (d) below, to receive payments of principal of, premium, if any, and interest on such Registered Securities in such Foreign Currency or currency unit by delivering to the Trustee (or to any duly appointed Paying Agent) for the Registered Securities of that series a written election, to be in form and substance satisfactory to such Trustee (or to any such Paying Agent), not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in such Foreign Currency or currency unit, such election will remain in effect for such Holder until changed by such Holder by written notice to the Trustee (or to any such Paying Agent) for the Registered Securities of that series; PROVIDED, HOWEVER, that any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date; and provided, further, that no such change or election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred, the Company has exercised any defeasance, satisfaction or discharge options pursuant to Article Four or notice of redemption has been given by the Company pursuant to Article Eleven. If any Holder makes any such election, such election will not be effective as to any transferee of such Holder and such transferee shall be paid in Dollars unless such transferee makes an election as specified above; PROVIDED, HOWEVER, that such election, if in effect while funds are on deposit with respect to the Registered Securities of such series as described in Section 404 or Section 405, will be effective on any transferee of such Holder unless otherwise specified pursuant to Section 301 for such Registered Securities. Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee (or to any duly appointed Paying Agent) for the Registered Securities of such series not later than the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in Dollars.

           (c) With respect to any Registered Securities of any series denominated in a Foreign Currency or currency unit and payable in Dollars, the amount of Dollars so payable will be determined by the Currency Determination Agent based on the highest indicative quotation in The City of New York selected by the Currency Determination Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date. Such selection shall be made from among the quotations appearing on the bank composite or multi-contributor pages of the Reuters Monitor Foreign Exchange Service or, if not available, the Telerate Monitor Foreign Exchange Service, for three (or two if three are not available) major banks in New York City. The first three (or two) such banks selected by the Currency Determination Agent which are offering quotes on the Reuters Foreign Exchange Service, as the case may be, shall be used. If such quotations are unavailable from either such foreign exchange service, such selection shall be made from the quotations received by the Currency Determination Agent from no more than three nor less than two recognized foreign exchange dealers in The City of New York selected by the Currency Determination Agent and approved by the Company (one of which may be the Currency Determination Agent) for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of the Foreign Currency or currency unit payable on such payment date in respect of all Registered Securities denominated in such Foreign Currency or currency unit and for which the applicable dealer commits to execute a contract. If fewer than two such bid quotations are available at 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date, such payment will be based on the Market Exchange Rate as of the second Business Day preceding the applicable payment date. If the Market Exchange Rate for such date is not then available, payments shall be made in the Foreign Currency or currency unit. All currency exchange costs associated with any payment in Dollars on any such Registered Securities will be borne by the Holder thereof by deductions from such payment.

           (d) If a Conversion Event occurs with respect to a Foreign Currency or currency unit in which Registered Securities of any series are payable, then with respect to each date for the payment of principal of, premium, if any, and interest on the Registered
Securities of that series occurring after the last date on which such Foreign Currency or currency unit was used, the Company may make such payment in Dollars. The Dollar amount to be paid by the Company to the Trustee for the Registered Securities of such series and by such Trustee or any Paying Agent for the Registered Securities of such series to the Holders of such Registered Securities with respect to such payment date shall be determined by the Currency Determination Agent on the basis of the Market Exchange Rate as of the second Business Day preceding the applicable payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate, or as otherwise established pursuant to Section 301 with respect to such Notes. Any payment in respect of such Registered Security made under such circumstances in Dollars will not constitute an Event of Default hereunder.

          (e) For purposes of this Indenture the following terms shall have the following meanings:

          A "Component Currency" shall mean any currency which is a component currency of any currency unit.

          "Election Date" shall mean, for the Registered Securities of any series, the date specified pursuant to Section 301(14).

     (f) Notwithstanding any other provisions of this Section 311, the following shall apply: (i) if the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a component shall be divided or multiplied in the same proportion, (ii) if two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such a single currency, (iii) if any Component Currency is divided into two or more currencies, the amount of that original Component Currency as a component shall be replaced by the amounts of such two or more currencies having an aggregate value on the date of division equal to the amount of the former Component Currency immediately before such division and (iv) in the event of an official redenomination of any currency (including, without limitation, a currency unit), the obligations of the Company to make payments in or with reference to such currency on the Registered Securities of any series shall, in all cases, be deemed immediately following such redenomination to be obligations to make payments in or with reference to that amount of redenominated currency representing the amount of such currency immediately before such redenomination.

           (g) All determinations referred to in this Section 311 made by the Currency Determination Agent shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Holders of the applicable Securities. The Currency Determination Agent shall promptly give written notice to the Trustee for the Securities of such series of any such decision or determination. The Currency Determination Agent shall promptly give written notice to the Trustee of any such decision or determination. The Currency Determination Agent shall have no liability for any determinations referred to in this Section 311 made by it.

           (h) The Trustee for the Securities of a particular series shall be fully justified and protected in relying and acting upon information received by it from the Company and the Currency Determination Agent with respect to any of the matters addressed in or contemplated by this Section 311 and shall not otherwise have any duty or obligation to determine such information independently.

Section 312.        APPOINTMENT AND RESIGNATION OF CURRENCY DETERMINATION AGENT.

           (a) If and so long as the Securities of any series (i) are denominated in a currency unit or a currency other than Dollars or (ii) may be payable in a currency unit or a currency other than Dollars, or so long as it is required under any other provision of this Indenture, then the Company shall maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. The Company shall cause the Currency Determination Agent to make the necessary foreign exchange determinations at the time and in the manner specified pursuant to Section 301 for the purpose of determining the applicable rate of exchange and for the purpose of converting the issued currency or currency unit into the applicable payment currency or currency unit for the payment of principal (and premium, if any) and interest, if any, pursuant to Section 311.

           (b) No resignation of the Currency Determination Agent and no appointment of a successor Currency Determination Agent pursuant to this Section shall become effective until the acceptance of appointment by the successor Currency Determination Agent as evidenced by a written instrument delivered to the Company and the Trustee of the appropriate series of Securities accepting such appointment executed by the successor Currency Determination Agent.

           (c) If the Currency Determination Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Currency Determination Agent for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Currency Determination Agent or Currency Determination Agents with respect to the Securities of that or those series (it being understood that any such successor Currency Determination Agent may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall only be one Currency Determination Agent with respect to the Securities of any particular series).

                                    ARTICLE 4

                           SATISFACTION AND DISCHARGE
                           --------------------------

Section 401.         OPTION TO EFFECT LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

     The Company may, at the option of its Board of Directors evidenced by a Board Resolution set forth in an Officers' Certificate, at any time, with respect to the Securities of any series, elect to have either Section 402 or 403 be applied to all of the Outstanding Securities of that series upon compliance with the conditions set forth below in this Article Four.

Section 402.         LEGAL DEFEASANCE AND DISCHARGE.

           Upon the Company's exercise under Section 401 of the option applicable to this Section 402, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities of the particular series on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged all the obligations relating to the Outstanding Securities of that series and the Securities of that series shall thereafter be deemed to be "outstanding" only for the purposes of
Section 406, Section 408 and the other Sections of this Indenture referred to below in this Section 402, and to have satisfied all of its other obligations under such Securities and this Indenture and cured all then existing Events of Default (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities of the particular series and coupons, if any, of such series to receive payments in respect of the principal of, premium, if any, and interest, if any, on such Securities when such payments are due or on the Redemption Date solely out of the trust created pursuant to this Indenture; (b) the Company's obligations with respect to such Securities concerning issuing temporary Securities of that series, or, where relevant, registration of such Securities, mutilated, destroyed, lost or stolen Securities of that series and the maintenance of an office or agency for payment and money for Security payments held in trust; (c) the rights, powers, trusts, duties and immunities of the Trustee for the Securities of that series, and the Company's obligations in connection therewith; and (d) this Article Four and the obligations set forth in Section 406 hereof.

           Subject to compliance with this Article Four, the Company may exercise its option under Section 402 notwithstanding the prior exercise of its option under Section 403 with respect to the Securities of a particular series.

Section 403.         COVENANT DEFEASANCE.

           Upon the Company's exercise under Section 401 of the option applicable to this Section 403, the Company shall be released from any obligations under the covenants contained in Sections 704, 801 and 1007 hereof with respect to the Outstanding Securities of the particular series on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of that series shall thereafter be deemed not "Outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the Outstanding Securities of that series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or Event of Default under subsection 501(3) but, except as specified above, the remainder of this Indenture and the Securities of that series shall be unaffected thereby.

Section 404.         CONDITIONS TO LEGAL OR COVENANT DEFEASANCE.

           The following  shall be the  conditions to the  application of either
Section 402 or Section 403 to the outstanding Securities of a particular series:

               (a) the Company must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee for the Securities of that series, in trust, for the benefit of the Holders of the Securities of that series, cash in the currency or currency unit in which the Securities of that series are payable (except as otherwise specified pursuant to Section 301 for the Securities of that series and except as provided in Sections 311(b) and 311(d), in which case the deposit to be made with respect to Securities for which an election has occurred pursuant to Section 311(b), or a Conversion Event has occurred as provided in Section 311(d), shall be made in the currency or currency unit in which the Securities of that series are payable as a result of such election or Conversion Event), Government Obligations or a combination thereof in such amounts as will be sufficient, in the opinion of an internationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest, if any, due on the outstanding Securities of that series and any related coupons at the Stated Maturity, or on the applicable Redemption Date, as the case may be, with respect to the outstanding Securities of that series and any related coupons;

               (b) in the case of Legal Defeasance, the Company shall have delivered to the Trustee for the Securities of that series an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that, subject to customary assumptions and exclusions, (1) the Company has received from, or there has been published by, the U.S. Internal Revenue Service a ruling or (2) since the Issue Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel in the United States shall confirm that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities of that series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

                (c) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee for the Securities of that series an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that, subject to customary assumptions and exclusions, the Holders of the Outstanding Securities of that series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                (d) no Event of Default or event which with the giving of notice or the lapse of time, or both, would become an Event of Default with respect to the Securities of that series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 123rd day after such date;

                (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Company is a party or by which the Company is bound;
                (f) the Company shall have delivered to the Trustee for the Securities of that series an Officers' Certificate and an Opinion of Counsel in the United States (which opinion of counsel may be subject to customary assumptions and exclusions) each stating that all conditions precedent provided for or relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with.

Section 405.         SATISFACTION AND DISCHARGE OF INDENTURE.

           This Indenture will be discharged and will cease to be of further effect as to all Securities of any particular series issued hereunder when either (i) all Securities of that series theretofore authenticated and delivered and all coupons, if any, appertaining thereto (except (A) coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived as provided in Section 305, (B) lost, stolen or destroyed Securities or coupons of such series which have been replaced or paid as provided in Section 306, (C) coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date, whose surrender is not required as provided in Section 1106 and (D) Securities and coupons of such series for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company or discharged from such trust, as provided in the last paragraph of Section 1003) have been delivered to the Trustee for the Securities of that series for cancellation or (ii) (A) all Securities of that series and any coupons appertaining thereto not theretofore delivered to Trustee for cancellation are due and payable by their terms within one year or have become due and payable by reason of the making of a notice of redemption and the Company has irrevocably deposited or caused to be deposited with such Trustee as trust funds in trust an amount of cash in any combination of currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b) and 311(d), in which case the deposit to be made with respect to Securities for which an election has occurred pursuant to Section 311(b) or a Conversion Event has occurred as provided in Section 311(d), shall be made in the currency or currency unit in which such Securities are payable as a result of such election or Conversion Event) sufficient to pay and discharge the entire indebtedness on such Securities and coupons not theretofore delivered to the Trustee for the Securities of that series for cancellation for principal, premium, if any, and accrued and unpaid interest, if any, to the Stated Maturity or Redemption Date, as the case may be; (B) no Event of Default or event which with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(5) or Section 501(6) shall have occurred and be continuing on the 123rd day after such date; (C) the Company has paid, or caused to be paid, all sums payable by it under this Indenture; and (D) the Company has delivered irrevocable instructions to the Trustee for the Securities of that series under this Indenture to apply the deposited money toward the payment of such Securities and coupons at the Stated Maturity or the Redemption Date, as the case may be. In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee for the Securities of that series stating that all conditions precedent to satisfaction and discharge have been satisfied.

Section 406.         SURVIVAL OF CERTAIN OBLIGATIONS.

           Notwithstanding the satisfaction and discharge of this Indenture and of the Securities of a particular series referred to in Sections 401, 402, 404, or 405, the respective obligations of the Company and the Trustee for the Securities of a particular series under Sections 303, 304, 305, 307, 309, 407, 408, 409, 410, and 508, Article Six, and Sections 701, 702, 1002, 1003, 1004 and
1006, shall survive with respect to Securities of that series until the Securities of that series are no longer outstanding, and thereafter the obligations of the Company and the Trustee for the Securities of a particular series with respect to that series under Sections 407, 408, 409, and 410 shall survive. Nothing contained in this Article Four shall abrogate any of the obligations or duties of the Trustee of any series of Securities under this Indenture.

           Notwithstanding the satisfaction of the conditions set forth in Sections 404 or 405 with respect to all the Securities of any series not payable in Dollars, upon the happening of any Conversion Event the Company shall be obligated to make the payments in Dollars required by Section 311(d) to the extent that the Trustee is unable to convert any Foreign Currency or currency unit or currency unit in its possession pursuant to Sections 404 or 405 into the Dollar equivalent of such Foreign Currency or currency unit, as the case may be. If, after the deposits referred to in Sections 404 or 405 have been made, (x) the Holder of a Security is entitled to, and does, elect pursuant to Section 311(b) to receive payment in a currency or currency unit other than that in which the deposit pursuant to Sections 404 or 405 was made, or (y) a Conversion Event occurs as contemplated in Section 311(d), then the indebtedness represented by such Security shall be fully discharged to the extent that the deposit made with respect to such Security shall be converted into the currency or currency unit in which such Security is payable. The Trustee shall return to the Company any non-converted funds or securities in its possession after such payments have been made.

Section 407.         ACKNOWLEDGMENT OF DISCHARGE BY TRUSTEE.

           Subject to Section 410, after (i) the conditions of Section 404 or 405 have been satisfied with respect to the Securities of a particular series,
(ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee for the Securities of that series an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee for the Securities of that series upon written request shall acknowledge in writing the discharge of all of the Company's obligations under this Indenture except for those surviving obligations specified in this Article Four.

Section 408.         APPLICATION OF TRUST MONEYS.

           All money and Government Obligations deposited with the Trustee for the Securities of a particular series pursuant to Section 404 or 405 in respect of the Securities of that series shall be held in trust and applied by it, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of the Securities and all related coupons of all sums due and to become due thereon for principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

           The Company shall pay and indemnify the Trustee for the Securities of a particular series against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 404 or 405 with respect to the Securities of that series or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities of that series.

Section 409.         REPAYMENT TO THE COMPANY; UNCLAIMED MONEY.

           The Trustee and any Paying Agent for a series of Securities shall promptly pay or return to the Company upon Company Order any cash or Government Obligations held by them at any time that are not required for the payment of the principal of, premium, if any, and interest, if any, on the Securities and all related coupons for Securities of that series for which cash or Government Obligations have been deposited pursuant to Section 404 or 405.

           Any money deposited with the Trustee or any Paying Agent for the Securities of any series, or then held by the Company, in trust for the payment of the principal of (and premium, if any) and interest, if any, on any Security of any particular series and all related coupons appertaining thereto and remaining unclaimed for two years after such principal (and premium, if any) and interest, if any, has become due and payable shall, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trusts; and the Holder of such Security and all related coupons shall, thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of such Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that such Trustee or such Paying Agent, before being required to make any such repayment may give written notice to the Holder of such Security in the manner set forth in Section 106, that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will, unless otherwise required by mandatory provisions of applicable escheat, or abandoned or unclaimed property law, be repaid to the Company, as the case may be.

Section 410.         REINSTATEMENT.

           If the Trustee or Paying Agent for a series of Securities is unable to apply any cash or Government Obligations, as applicable, in accordance with
Section 402, 403, 404 or 405 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities of that series shall be revived and reinstated as though no deposit had occurred pursuant to Section 402, 403, 404 or 405 until such time as the Trustee or Paying Agent for that series is permitted to apply all such cash or Government Obligations in accordance with
Section 402, 403, 404 or 405; PROVIDED, HOWEVER, that if the Company has made any payment of principal, premium, if any, and interest, if any, on any Securities and any related coupons because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities and such coupons to receive such payment from the cash or Government Obligations, as applicable, held by such Trustee or Paying Agent.

                                    ARTICLE 5

                                    REMEDIES
                                    --------

Section 501.         EVENTS OF DEFAULT.

           "Event of Default" wherever used herein with respect to any particular series of Securities means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 301 (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                     (1) default in the payment of any installment of interest upon any Security of that series and any related coupon when it becomes due and payable, and continuance of such default for a period of 30 days; or

                     (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity or default in the deposit of any sinking fund payment when and as due by the terms of any Security of that series; or

                     (3) default in the performance of, or breach of, any covenant or warranty of the Company in respect of any Security of that series contained in this Indenture or in such Securities (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with) or in the applicable Board Resolutions under which such series is issued as contemplated by Section 301 and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee for the Securities of such series or to the Company and such Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "NOTICE OF DEFAULT" hereunder; or

                     (4) acceleration of maturity of Securities of another series or any other indebtedness for borrowed money of the Company or any of its Significant Subsidiaries, in an aggregate principal amount exceeding $25 million, under the terms of the instrument or instruments under which such indebtedness is issued or secured, if such acceleration is not annulled within 30 days after written notice is provided of such acceleration to the Company; or

                     (5) the Company shall commence any case or proceeding seeking to have an order for relief entered on its behalf as debtor or to adjudicate it as bankrupt or insolvent or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing; or the Company shall apply for a receiver, custodian or trustee (other than any trustee appointed as a mortgagee or secured party in connection with the issuance of indebtedness for borrowed money of the Company) of it or for all or a substantial part of its property; or the Company shall make a general assignment for the benefit of creditors; or the Company shall take any corporate action in furtherance of any of the foregoing; or

                     (6) an involuntary case or other proceeding shall be commenced against the Company with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of the Company or any substantial part of either's property; and such case or other proceeding (A) results in the entry of an order for relief or a similar order against either the Company or (B) shall continue unstayed and in effect for a period of 60 consecutive days; or

                     (7) a final non-appealable judgment or order for the payment of money in excess of $25 million rendered against the Company or any of its Significant Subsidiaries has not been paid or discharged within 60 days following entry of such judgment or order; or
                     (8) any other Event of Default provided in the Security or the Board Resolution with respect to Securities of that series.

Section 502.         ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

           If an Event of Default with respect to any particular series of Securities and any related coupons occurs and is continuing (other than an Event of Default described in Section 501(5) or 501(6)), then and in every such case either the Trustee for the Securities of such series or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the entire principal amount (or, in the case of (i) OID Securities, such lesser amount as may be provided for in the terms of that series or (ii) Indexed Securities, the amount determined in accordance with the specified terms of those Securities) of all the Securities of that series, to be due and payable immediately, by a notice in writing to the Company (and to such Trustee if given by Holders), and upon any such declaration of acceleration such principal or such lesser amount, as the case may be, together with accrued interest and all other amounts owing hereunder, shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

           If any Event of Default specified in Section 501(5) or 501(6) occurs with respect to the Company, all of the unpaid principal amount (or, if the Securities of any series then outstanding are (i) OID Securities, such lesser amount as may be provided for in the terms of that series or (ii) Indexed Securities, the amount determined in accordance with the specified terms of those Securities) and accrued interest on all Securities of each series then outstanding shall IPSO FACTO become and be immediately due and payable without any declaration or other act by the Trustee or any Holder.

           At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee for the Securities of any series as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and such Trustee, may rescind and annul such declaration and its consequences if:

                     (1) the Company has paid or deposited with such Trustee a sum sufficient to pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b) and 311(d).

                    (A) all overdue interest on all Securities of that series and any related coupons;

                    (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon from the date such principal became due at a rate per annum equal to the rate borne by the Securities of such series (or, in the case of (i) OID Securities, the Securities' Yield to Maturity or (ii) Indexed Securities, the rate determined in accordance with the specified terms of those Securities), to the extent that the payment of such interest shall be legally enforceable;

                    (C) to the extent that payment of such interest is lawful, interest upon overdue interest at a rate per annum equal to the rate borne by the Securities of such series (or, in the case of (i) OID Securities, the Securities' Yield to Maturity or (ii) Indexed Securities, the rate determined in accordance with the specified terms of those Securities); and

                    (D) all sums paid or advanced by such Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607;

           and
                     (2) all Events of Default with respect to the Securities of such series, other than the nonpayment of the principal of Securities of that series which has become due solely by such acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

           The Company covenants that if:

                     (1) default is made in the payment of any interest upon any Security of any series and any related coupons when such interest becomes due and payable and such default continues for a period of 30 days; or

                    (2) default is made in the payment of the  principal  of (or premium, if any, on) any Security of any series at its Maturity;

the Company will, upon demand of the Trustee for the Securities of such series, pay to it, for the benefit of the Holders of such Securities and coupons, the whole amount then due and payable on such Securities and coupons for principal (and premium if any) and interest, if any, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest at a rate per annum equal to the rate borne by such Securities (or, in the case of
(i) OID Securities, the Securities' Yield to Maturity or (ii) Indexed Securities, the rate determined in accordance with the specified terms of those Securities); and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607.

           If the Company fails to pay such amounts forthwith upon such demand, such Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding against the Company for the collection of the sums so due and unpaid, and may prosecute such proceedings to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

           If an Event of Default with respect to Securities of any particular series occurs and is continuing, the Trustee for the Securities of such series may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of that series by such appropriate judicial proceedings as such Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504.         TRUSTEE MAY FILE PROOFS OF CLAIM.

           In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or any other obligor upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee for the Securities of such series (irrespective of whether the principal (or, if the Securities of such series are (i) OID Securities or (ii) Indexed Securities, such amount as may be due and payable with respect to such Securities pursuant to a declaration in accordance with
Section 502) of any Security of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether such Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise

                               (i) to  file  and  prove a  claim  for the  whole
                     amount of principal (or, if the Securities of such series are (i) OID Securities or (ii) Indexed Securities, such amount as may be due and payable with respect to such Securities pursuant to a declaration in accordance with
                     Section 502) (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities of such series and any related coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of such Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under
                     Section 607) and of the Holders of the Securities of such series and any related coupons allowed in such judicial proceeding;

                         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and

                         (iii) unless prohibited by law or applicable regulations, to vote on behalf of the Holders of the Securities of such series in any election of a trustee in bankruptcy or other person performing similar functions;

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities and coupons to make such payments to such Trustee, and in the event that such Trustee shall consent to the making of such payments directly to the Holders of Securities and coupons, to pay to such Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, and any other amounts due such Trustee under
Section 607.

           Nothing herein contained shall be deemed to authorize the Trustee for the Securities of any series to authorize or consent to or accept or adopt on behalf of any Holder of a Security or coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee for the Securities or coupons of any series to vote in respect of the claim of any Holder in any such proceeding, except as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions.

Section 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES OR
             COUPONS.

           All rights of action and claims under this Indenture or the Securities or coupons of any series may be prosecuted and enforced by the Trustee for the Securities of any series without the possession of any of the Securities or coupons of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by such Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel and all other amounts due to such Trustee under Section 607, be for the ratable benefit of the Holders of the Securities and coupons of such series in respect of which such judgment has been recovered.

Section 506.         APPLICATION OF MONEY COLLECTED.

           Any money collected by the Trustee for the Securities of any series pursuant to this Article with respect to the Securities or coupons of such series shall be applied in the following order, at the date or dates fixed by such Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities or coupons of such series, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

               FIRST:  To the  payment of all  amounts  due such  Trustee  under
          Section 607;

               SECOND: To the payment of the amounts then due and unpaid upon the Securities and coupons of such series for principal of (and premium, if any) and interest, if any, on such Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and coupons for principal (and premium, if any) and interest, if any, respectively; and

               Third: The balance, if any, to the Person or Persons entitled thereto.

Section 507.         LIMITATION ON SUITS.

           No Holder of any Security of any particular series or any related coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                     (1) an Event of Default with respect to that series shall have occurred and be continuing and such Holder shall have previously given written notice to the Trustee for the Securities of such series of such default and the continuance thereof;

                     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee for the Securities of such series to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                     (3) such Holder or Holders have offered to such Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                    (4) such  Trustee  for 60 days  after  its  receipt  of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                     (5) no direction inconsistent with such written request has been given to such Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of Securities of that series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of that series, or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Securities of that series.

Section 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST, IF ANY.

           Notwithstanding any other provision in this Indenture, the Holder of any Security or coupon shall have the right which is absolute and unconditional to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Security on the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 509.         RESTORATION OF RIGHTS AND REMEDIES.

           If the Trustee for the Securities of any series or any Holder of a Security or coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Trustee or to such Holder, then and in every such case the Company, such Trustee and the Holders of Securities or coupons shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of such Trustee and such Holders shall continue as though no such proceeding had been instituted.

Section 510.         RIGHTS AND REMEDIES CUMULATIVE.

           Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee for the Securities of any series or to the Holders of Securities or coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511.         DELAY OR OMISSION NOT WAIVER.

           No delay or omission of the Trustee for the Securities of any series or of any Holder of any Security of such series to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of such series shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to such Trustee for the Securities or coupons of any series or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Trustee or by the Holders, as the case may be.

Section 512.         CONTROL BY HOLDERS.

           The Holders of a majority in principal amount of the Outstanding Securities of any particular series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee for the Securities of such series with respect to the Securities of that series or exercising any trust or power conferred on such Trustee with respect to such Securities, provided that:

                    (1) such direction shall not be in conflict with any rule of law or with this Indenture and could not involve the Trustee in personal liability; and

                    (2) such Trustee may take any other action  deemed proper by such Trustee which is not inconsistent with such direction.

Section 513.         WAIVER OF PAST DEFAULTS.

           The Holders of not less than a majority in principal amount of the Outstanding Securities of any particular series and any related coupons may on behalf of the Holders of all the Securities of that series waive any past default hereunder with respect to that series and its consequences, except:

                    (1) a  default  in  the  payment  of  the  principal  of (or premium, if any) or interest, if any, on any Security of that series; or

                    (2) a default with respect to a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of that series affected.

           Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514.         UNDERTAKING FOR COSTS.

           All parties to this Indenture agree, and each Holder of any Security or coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for the Securities or coupons of any series for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee for the Securities of any series, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any particular series or to any suit instituted by any Holder of any Security or coupon for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or the payment of any coupon on or after the respective Stated Maturities expressed in such Security or coupon (or, in the case of redemption, on or after the Redemption Date).

Section 515.         WAIVER OF STAY OR EXTENSION LAWS.

           The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee for any series of Securities, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 516.         JUDGMENT CURRENCY.

           If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or any related coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or coupon, then such conversion shall be made by the Currency
Determination Agent at the Market Exchange Rate as in effect on the date of entry of the judgment (the "Judgment Date"). If pursuant to any such judgment, conversion shall be made on a date (the "Substitute Date") other than the Judgment Date and there shall occur a change between the Market Exchange Rate as in effect on the Judgment Date and the Market Exchange Rate as in effect on the Substitute Date, the Company agrees to pay such additional amounts, if any, as may be necessary to ensure that the amount paid is equal to the amount in such other currency or currency unit which, when converted at the Market Exchange Rate as in effect on the Judgment Date, is the amount due hereunder or under such Security or coupon. Any amount due from the Company under this Section 516 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or coupon. In no event, however, shall the Company be required to pay more in the currency or currency unit due hereunder or under such Security or coupon at the Market Exchange Rate as in effect on the Judgment Date than the amount of currency or currency unit stated to be due hereunder or under such Security or coupon so that in any event the Company's obligations hereunder or under such Security or coupon will be effectively maintained as obligations in such currency or currency unit, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion on the Substitute Date over the amount due and payable on the Judgment Date.

                                    ARTICLE 6

                                   THE TRUSTEE
                                   -----------

Section 601.         CERTAIN DUTIES AND RESPONSIBILITIES.

               (a) Except during the continuance of an Event of Default with respect to the Securities of any series for which the Trustee is serving as such,

                     (1) such Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against such Trustee; and

                     (2) in the absence of bad faith on its part, such Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to such Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to such Trustee, such Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

           (b) In case an Event of Default with respect to a series of Securities has occurred and is continuing, the Trustee for the Securities of such series shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

           (c) No provision of this Indenture shall be construed to relieve the Trustee for Securities of any series from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                    (1) this  Subsection  shall  not be  construed  to limit the effect of Subsection (a) of this Section;

                    (2) such Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (3) such  Trustee  shall not be liable  with  respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any particular series, determined as provided in Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to such Trustee, or exercising any trust or power conferred upon such Trustee, under this Indenture with respect to the Securities of that series; and

                    (4) no provision of this Indenture shall require the Trustee for any series of Securities to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee for any series of Securities shall be subject to the provisions of this Section.

Section 602.         NOTICE OF DEFAULTS.

           Within 90 days after the occurrence of any default hereunder with respect to Securities of any particular series, the Trustee for the Securities of such series shall give to Holders of Securities of that series, in the manner set forth in Section 106, notice of such default known to such Trustee, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of that series, or in the deposit of any sinking fund payment with respect to Securities of that series, such Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of such Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of that series and related coupons; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 501(3) with respect to Securities of that series no such notice to Holders shall be given until at least 60 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of that series.

Section 603.         CERTAIN RIGHTS OF TRUSTEE.

           Except as otherwise provided in Section 601:

           (a) the Trustee for any series of Security may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, discretion, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

           (c) whenever in the administration of this Indenture such Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

           (d) such Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

           (e) such Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture for which it is acting as Trustee, unless such Holders shall have offered to such Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
           (f) such Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, discretion, consent, order, bond, debenture or other paper or document, but such Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters at it may see fit, and, if such Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

           (g) such Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and such Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604.         NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

           The recitals contained herein and in the Securities, except the Trustee's certificates of authentication thereof and in any coupons shall be taken as the statements of the Company, as the case may be, and neither the Trustee for any series of Securities, nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee for any series of Securities makes no representations as to the validity or sufficiency of this Indenture or of the Securities of any series or coupons. Neither the Trustee for any series of Securities nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 605.         MAY HOLD SECURITIES.

           The Trustee for any series of Securities, any Authenticating Agent, Paying Agent, Security Registrar or any other agent of the Company, or such Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not such Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

Section 606.         MONEY HELD IN TRUST.

           Money held by the Trustee for any series of Securities in trust hereunder need not be segregated from other funds except as provided in Section 115 and except to the extent required by law. The Trustee for any series of Securities shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company, as the case may be.

Section 607.         COMPENSATION AND REIMBURSEMENT.

           The Company agrees:

                     (1) to pay to the Trustee for any series of Securities from time to time reasonable compensation in Dollars for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                     (2) except as otherwise expressly provided herein, to reimburse the Trustee for any series of Securities in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by such Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith; and

                     (3) to indemnify such Trustee and its agents in Dollars for, and to hold them harmless against, any loss, liability or expense incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

           As security for the performance of the obligations of the Company under this Section, the Trustee for any series of Securities shall have a lien prior to the Securities upon all property and funds held or collected by such Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest, if any, on particular Securities.

Section 608.         DISQUALIFICATION; CONFLICTING INTERESTS.

           The Trustee for the Securities  shall be subject to the provisions of
Section 310(b) of the Trust Indenture Act during the period of time required thereby. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 310(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded (i) Securities of any particular series of Securities other than that series and
(ii) all series of securities issuable under the Indenture, dated as of December 1, 1999, among the KeySpan Gas East Corporation, as issuer, the Company, as guarantor, and The Chase Manhattan Bank, as trustee, including the 7 7/8% Notes due 2010 issued thereunder.

Section 609. CORPORATE TRUSTEE REQUIRED; DIFFERENT TRUSTEES FOR DIFFERENT SERIES; ELIGIBILITY.

           There shall at all times be a Trustee hereunder which shall be

               (i) a corporation organized and doing business under the laws of the United States of America, any state thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal or State authority, or

               (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation, or other order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustee, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under the common control of the Company shall serve as Trustee for the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereunder specified in this Article. Section 610.

RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

           (a) No resignation or removal of the Trustee for the Securities of any series and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

           (b) The Trustee for the Securities of any series may resign at any time with respect to the Securities of such series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee for the Securities of such series within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (c) The Trustee for the Securities of any series may be removed at any time with respect to the Securities of such series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to such Trustee and to the Company.

           (d)       If at any time:

                     (1) the Trustee for the Securities of any series shall fail to comply with Section 310(b) of the Trust Indenture Act pursuant to
           Section 608 hereof after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act, or

                     (2) such Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                     (3) such Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of such Trustee or of its property shall be appointed or any public officer shall take charge or control of such Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove such Trustee or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of such Trustee and the appointment of a successor Trustee.

               (e) If the Trustee for the Securities of any series shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for the Securities of any series for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of such series and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
          Section 611, become the successor Trustee for the Securities of such series and supersede the successor Trustee appointed by the Company. If no successor Trustee for the Securities of such series shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner required by Section 611, and if such Trustee is still incapable of acting, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

           (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of that series and the address of its Corporate Trust Office.

Section 611.         ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

           (a) Every such successor Trustee appointed hereunder with respect to the Securities of any series shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

           (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsections (a) or (b) of this Section, as the case may be.

           (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee for the Securities of any series shall be qualified and eligible under this Article.

Section 612.        MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee for the Securities of any series may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee or the Authenticating Agent for such series then in office, any successor by merger, conversion or consolidation to such authenticating Trustee or Authenticating Agent, as the case may be, may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee or successor Authenticating Agent had itself authenticated such Securities.

Section 613.         PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

           The Trustee is subject to Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust
Indenture  Act. A Trustee who has resigned or been  removed  shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated.

Section 614.         AUTHENTICATING AGENTS.

           From time to time the Trustee for the Securities of any series may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Securities of such series, which may include the Company or any Affiliate of the Company, with power to act on the Trustee's behalf and subject to its discretion in the authentication and delivery of Securities of such series in connection with transfers and exchanges under Sections 304, 305 and 1107 as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of this Indenture to authenticate and deliver Securities of such series. For all purposes of this Indenture, the authentication and delivery of Securities of such series by an Authenticating Agent for such Securities pursuant to this Section shall be deemed to be authentication and delivery of such Securities "by the Trustee" for the Securities of such series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or the requirements of such supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent for any series of Securities shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

           Any Authenticating Agent for any series of Securities may resign at any time by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company in the manner set forth in Section 105. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent for any series of Securities shall cease to be eligible under this Section, the Trustee for such series may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall give written notice of such appointment to all Holders of Securities of such series in the manner set forth in Section 106. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

           The Trustee for the Securities of each series agrees to pay to any Authenticating Agent for such series from time to time reasonable compensation for its services, and such Trustee shall be entitled to be reimbursed for such payments, subject to Section 607.

           If an appointment with respect to one or more series of Securities is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certification of authentication, an alternate certificate of authentication in the following form:

     "This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By                                             By
  --------------------------------             ---------------------------------

  As Authenticating Agent                       Authorized Officer"

                                    ARTICLE 7

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND THE COMPANY
              -----------------------------------------------------

Section 701.         COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

           With respect to each particular series of Securities, the Company will furnish or cause to be furnished to the Trustee for the Securities of such series,

           (a) semiannually, not more than 15 days after each Regular Record Date relating to that series (or, if there is no Regular Record Date relating to that series, on June 30 and December 31), a list, in such form as such Trustee may reasonably require, containing all the information in the possession or control of the Company or any of its Paying Agents other than such Trustee as to the names and addresses of the Holders of that series as of such dates,

           (b) on  semi-annual  dates on each year to be determined  pursuant to
Section 301 if the Securities of such series do not bear interest, a list of similar form and content, and

           (c) at such other times as such Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, excluding from any such list names and addresses received by such Trustee in its capacity as Security Registrar for the Securities of such series, if so acting.

Section  702.  PRESERVATION  OF INFORMATION; COMMUNICATIONS TO HOLDERS.

           (a) The Trustee for each series of Securities shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Securities of such series contained in the most recent lists furnished to such Trustee as provided in Section 701 and the names and addresses of Holders of the Securities of such series received by such Trustee in its capacity as Security Registrar for such series, if so acting. The Trustee for each series of Securities may destroy any list relating to such series of Securities furnished to it as provided in Section 701 upon receipt of a new list relating to such series so furnished.

           (b) If three or more Holders of Securities of any particular series (hereinafter referred to as "applicants") apply in writing to the Trustee for the Securities of any such series, and furnish to such Trustee reasonable proof that each such applicant has owned a Security of that series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of that series with respect to their rights under this Indenture or under the Securities of that series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then such Trustee shall, within five Business Days after the receipt of such application, at its election, either

                    (i)  afford  such  applicants   access  to  the  information
               preserved at the time by such Trustee in accordance with Section 702(a), or

                    (ii) inform such applicants as to the approximate  number of
               Holders of Securities of that series whose names and addresses appear in the information preserved at the time by such Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

           If any such Trustee shall elect not to afford such applicants access to that information, such Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of that series whose name and address appears in the information preserved at the time by such Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to such Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, such Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of such Trustee, such mailing would be contrary to the best interests of the Holders of Securities of that series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, such Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise such Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

           (c) Every Holder of Securities of each series or coupons, by receiving and holding the same, agrees with the Company and the Trustee for the Securities of such series that neither the Company nor such Trustee, nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of the Securities of such series in accordance with Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702(b).

Section 703.         REPORTS BY TRUSTEE.

           (a) Within 60 days after March 15 of each year, the Trustee for the Securities of each series shall mail to each Holder of the Securities of such series entitled to receive reports pursuant to Section 704(3), a brief reported dated as of such date that complies with Section 313(a) of the Trust Indenture Act. The Trustee for the Securities of each series shall also comply with Sections 313(b), 313(c) and 313(d) of the Trust Indenture Act.

           (b) At the time that the Trustee for the Securities of each series mails such a report to the Holders of Securities of such series, each such Trustee shall file a copy of that report with the Commission and with each stock exchange on which the Securities of that series are listed. The Company shall provide notice to the appropriate Trustee when the Securities of any series are listed on any stock exchange.

Section 704.         REPORTS BY COMPANY.
           The Company will:

                     (1) file with the Trustee for the Securities of such series, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with such Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                     (2) file with the Trustee for the Securities of such series
           and  the  Commission,   in  accordance  with  rules  and  regulations
           prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                     (3) transmit by mail to all Holders of Securities of each series, as provided in Section 703(a), within 30 days after the filing thereof with the Trustee for the Securities of such series, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                    ARTICLE 8

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER
                  ---------------------------------------------

Section 801.         COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.
           The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                     (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee for each series of Securities, in form satisfactory to each such Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, (including all additional amounts, if any, payable pursuant to Sections 516 or 1010) on all the Securities and any related coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                     (2) immediately after giving effect to such transaction, no Event of Default with respect to any series of Securities, and no event which, after notice or lapse of time, or both, would become an Event of Default with respect to any series of Securities, shall have happened and be continuing;

                     (3) the Company has delivered to the Trustee for each series of Securities an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802.         SUCCESSOR CORPORATION SUBSTITUTED.

           Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Securities and any related coupons and, in the event of any such consolidation, merger, conveyance or transfer, the Company as the predecessor corporation may thereupon or at any time thereafter be dissolved, wound up, or liquidated.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES
                             -----------------------

Section 901.         SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

     Without the consent of any Holders of Securities or coupons, the Company, when authorized by a Board Resolution, and the Trustee for the Securities of any or all series, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to such Trustee, for any of the following purposes:

                    (1) to evidence the succession of another corporation to the
               Company, and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                     (2) to add to the covenants of the Company, for the benefit of the Holders of all or any particular series of Securities and any related coupons (and, if such covenants are to be for the benefit of fewer than all series of Securities, stating that such covenants are being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

                     (3) to add any additional Events of Default with respect to any or all series of Securities (and, if any such Event of Default applies to fewer than all series of Securities, stating each series to which such Event of Default applies); or

                     (4) to add to or to change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations, to provide for the issuance of uncertificated Securities of any series in addition to or in place of any certificated Securities and to make all appropriate changes for such purposes; PROVIDED, HOWEVER, that any such action shall not adversely affect the interests of the Holders of Securities of any series or any related coupons in any material respect; or

                     (5) to change or eliminate any of the provisions of this Indenture, PROVIDED, HOWEVER, that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                     (6) to evidence and provide for the acceptance of appointment hereunder of a Trustee other than The Chase Manhattan Bank as Trustee for a series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 609; or

                     (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                     (8) to add to the conditions, limitations and restrictions on the authorized amount, form, terms or purposes of issue, authentication and delivery of Securities, as herein set forth, other conditions, limitations and restrictions thereafter to be observed; or

                     (9) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to
           Section 401; PROVIDED, HOWEVER, that any such action shall not adversely affect the interests of the Holders of Securities of such series and any related coupons or any other series of Securities in any material respect; or

                    (10) to add to or change or eliminate any provisions of this
               Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act; or

                    (11) to issue and establish the form and terms of any series of Securities; or

                    (12) to cure any  ambiguity,  to correct or  supplement  any provision herein which may be inconsistent with any other provision herein, to convey, transfer, assign, mortgage or pledge any property to or with the Trustee for the Securities of any series or to surrender any right or power herein conferred upon the Company, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any particular series in any material respect.

Section 902.         SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

           The Company, when authorized by a Board Resolution, and the Trustee for the Securities of any or all series may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such Securities and any related coupons under this Indenture, but only with the consent of the Holders of more than 50% in aggregate principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby, in each case by Act of said Holders of Securities of each such series delivered to the Company and the Trustee for Securities of each such series; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                     (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, if any (or, in the case of OID Securities, reduce the rate of accretion of original issue discount), or any premium payable upon the redemption thereof, or change any obligation of the Company to pay additional amounts pursuant to Section 1010 (except as contemplated by Section 801(1) and permitted by Section 901(1)) or reduce the amount of the principal of an OID Security that would be due and payable upon a declaration of acceleration of the Maturity thereof, or provable in bankruptcy, or, in the case of Indexed Securities, reduce the amount payable in accordance with the terms of those  Securities  upon a  declaration  of  acceleration  of Maturity thereof, or provable in bankruptcy, pursuant to Section 502, or change the Place of Payment, or the currency or currency unit in which any Security or the principal or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or impair any right of Holders of Securities hereunder to repay or purchase Securities at their option; or reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Issuer (or the time when such redemption, repayment or purchase may be made); or

                     (2) reduce the percentage in principal amount of the Outstanding Securities of any particular series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

                     (3) modify any of the provisions of this Section or Section 513 or 1010, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; PROVIDED, HOWEVER, that this clause shall not be deemed to require the consent of any Holder of a Security or coupon with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1010, or the deletion of this proviso, in accordance with the requirements of Sections 609, 61l(b), 901(6) and 901(7).

A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

           It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.         EXECUTION OF SUPPLEMENTAL INDENTURES.
           In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee for any series of Securities shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee for any series of Securities may, but shall not be obligated to, enter into any such supplemental indenture which affects such Trustee's own rights, liabilities, duties or immunities under this Indenture or otherwise.

Section 904.         EFFECT OF SUPPLEMENTAL INDENTURES.

           Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupons appertaining thereto shall be bound thereby.

Section 905.         CONFORMITY WITH TRUST INDENTURE ACT.

Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

Section 906.         REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

           Securities of any particular series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee for the Securities of such series, bear a notation in form approved by such Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series and any related coupons so modified as to conform, in the opinion of the Trustee for the Securities of such series and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and such Securities may be authenticated and delivered by such Trustee in exchange for Outstanding Securities of such series and any related coupons.

                                   ARTICLE 10

                                    COVENANTS
                                    ---------

Section 1001.   PAYMENT OF PRINCIPAL (AND PREMIUM, IF ANY) AND INTEREST, IF ANY.

     The Company agrees, for the benefit of each particular series of Securities, that it will duly and punctually pay in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b) and 311(d)) the principal of (and premium, if any) and interest, if any, on that series of Securities in accordance with the terms of the Securities of such series, any coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, due in respect of any temporary or permanent Global Security, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Security, shall be payable, subject to the conditions set forth in Section 1012, only upon presentation of such Security to the Trustee thereof for notation thereon of the payment of such interest.

Section 1002.                  MAINTENANCE OF OFFICE OR AGENCY.

           If Securities of a series are issuable only as Registered Securities the Company will maintain in each Place of Payment for that series an office or agency where Securities of that series may be presented or surrendered for payment, an office or agency where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company with respect to the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company will maintain (A) an office or agency (which may be the same office or agency) in a Place of Payment for that series in the United States where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where

Securities of that series and related coupons may be presented and surrendered for payment; PROVIDED, HOWEVER, that if the Securities of that series are listed on the Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee for the Securities of that series of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee for the Securities of that series with the address thereof, such presentations (to the extent permitted by law), and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of such Trustee, except that Bearer Securities of that series and the related coupons may be presented and surrendered for payment at the offices specified in the Security, and the Company hereby appoints the same as its agent to receive such presentations, surrenders, notices and demands.

           No payment of principal (and premium, if any) or interest, if any, on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States.
Payments will not be made in respect of Bearer Securities or coupons appertaining thereto pursuant to presentation to the Company, or its designated Paying Agents within the United States. Notwithstanding the foregoing, payment of principal of (and premium, if any) and interest, if any, on any Bearer Security denominated and payable in Dollars will be made at the office of the Company's Paying Agent in the United States, if, and only if, payment in Dollars of the full amount of such principal, premium or interest, as the case may be, at all offices or agencies outside the United States maintained for that purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions and the Company has delivered to the Trustee an Opinion of Counsel to that effect.

           The Company may also from time to time designate one or more other offices or agencies (in or outside the Place of Payment) where the Securities of one or more series may be presented or surrendered for any or all of the purposes specified above in this Section and may from time to time rescind such designations; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for such purpose. The Company will give prompt written notice to the Trustee for the Securities of each series so affected of any such designation or rescission and of any change in the location of any such office or agency.

           If and so long as the Securities of any series (i) are denominated in a currency other than Dollars or (ii) may be payable in a currency other than Dollars, or so long as it is required under any other provision of the Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, a Currency Determination Agent. Section 1003.

MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

           If the Company shall at any time act as its own Paying Agent with respect to any particular series of Securities and any related coupons, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b) and 311(d)) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee for the Securities of such series of its action or failure so to act.

           Whenever the Company shall have one or more Paying Agents for any particular series of Securities and any related coupons, it will, prior to each due date of the principal of (and premium, if any) or interest, if any, on any such Securities, deposit with a Paying Agent for the Securities of such series a sum (in the currency or currency unit described in the preceding paragraph) sufficient to pay the principal (and premium, if any) and interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee for the Securities of such series) the Company will promptly notify such Trustee of its action or failure so to act.

           The Company will cause each Paying Agent for any particular series of Securities other than the Trustee for the Securities of such series to execute and deliver to such Trustee an instrument in which such Paying Agent shall agree with such Trustee, subject to the provisions of this Section, that such Paying Agent will:

                     (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                     (2) give such Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (or premium, if any) and interest, if any, on Securities of that series; and

                     (3) at any time during the continuation of any such default, upon the written request of such Trustee, forthwith pay to such Trustee all sums so held in trust by such Paying Agent.

           The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee for the Securities of any series all sums held in trust by the Company or such Paying Agent, such sums to be held by such Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to such Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 1004.                  PAYMENT OF TAXES AND OTHER CLAIMS.

           The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon its property; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 1005.                  STATEMENTS AS TO COMPLIANCE.

           The Company will deliver to the Trustee for each series of Securities, within 120 days after the end of each fiscal year, a written statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating that:

               (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under his supervision; and

               (2) to the best of his knowledge, based on such review, the Company is in compliance with all conditions and covenants under this Indenture. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

Section 1006.                  CORPORATE EXISTENCE.

     Subject to Article Eight, the Company will each do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any right or franchise if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1007.                  LIEN ON ASSETS

           If at any time the Company or any of its Gas Utility Subsidiaries mortgages, pledges or otherwise subjects to any lien the whole or any part of any Property now owned or hereafter acquired by it except as hereinafter provided in this Section 1007, the Company shall, or shall cause such Gas Utility Subsidiary to, secure the then-Outstanding Securities, and any other obligations of the Company which may then be outstanding and entitled to the benefit of a covenant similar in effect to this covenant, equally and ratably with the indebtedness or obligations secured by such mortgage, pledge or lien, for as long as any such indebtedness or obligation is so secured. The foregoing covenant shall not apply to: (1) the creation, extension, renewal or refunding of purchase-money mortgages or liens or other liens to which any property or asset acquired by the Company or any of its Gas Utility Subsidiaries is subject as of the date of its acquisition by the Company or such Gas Utility Subsidiary or at the time any Subsidiary of the Company becomes a Gas Utility Subsidiary under the Indenture; or (2) to the making of any deposit or pledge to secure public or statutory obligations or contractual obligations with the Long Island Power Authority or with any governmental agency at any time required by law in order to qualify the Company or any of its Gas Utility Subsidiaries to conduct its business or any part thereof or in order to entitle it to maintain self-insurance or to obtain the benefits of any law relating to workmen's compensation, unemployment insurance, old age pensions or other social security; or with any court, board, commission or governmental agency as security incident to the proper conduct of any proceeding before it; or (3) any lien granted over receivables or other monetary or regulatory assets granted in connection with a securitization arrangement for those assets to secure the Company's or one of its Gas Utility Subsidiaries' monetary obligations incurred in relation to such securitization arrangement, so long as the principal amount of those obligations does not exceed the aggregate face amount of such receivables or monetary or regulatory assets; or (4) liens for taxes, assessments or governmental charges or levies not yet delinquent or being contested in good faith by appropriate proceedings diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles shall have been made therefor; or (5) liens of landlords and liens of mechanics and materialmen incurred in the ordinary course of business for sums not yet due or being contested in good faith by appropriate proceedings diligently conducted, if such reserve or other appropriate provision, if any, as shall be required by generally accepted accounting principles, shall have been made therefor; or (6) leases or subleases granted to others in the ordinary course of business; or (7) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and not interfering with the ordinary conduct of the business of the Company; or (8) liens incurred in connection with the issuance by a state or political subdivision thereof of any securities the interest on which is exempt from federal income taxes by virtue of Section 103 of the Code or any other laws or regulations in effect at the time of such issuance; or (9) liens for the sole purpose of extending, renewing or replacing in whole or in part the indebtedness secured by any lien referred to in the foregoing clauses or in this clause, PROVIDED, HOWEVER, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the property which secured the lien so extended, renewed or replaced (plus improvements on such property). Nothing contained in this Indenture prevents any entity other than the Company or its Gas Utility Subsidiaries from mortgaging, pledging or subjecting to any lien any property or assets, whether or not acquired by such person from the Company.

           Notwithstanding the foregoing, the Company and any Gas Utility Subsidiary may create, incur or permit to exist any lien to secure Indebtedness in addition to those permitted by the preceding paragraph, and renew, extend or replace such liens, PROVIDED that at the time of such creation, incurrence, renewal, extension or replacement, after giving effect thereto, the aggregate amount of all such Indebtedness of the Company and the Gas Utility Subsidiaries and the aggregate Attributable Value of all Sale and Leaseback Transactions of the Company and the Gas Utility Subsidiaries at any one time outstanding together shall not exceed 10% of Consolidated Tangible Assets.

Section 1008.                  SALE AND LEASEBACK TRANSACTIONS

           Neither the Company nor any Gas Utility Subsidiary may enter into any Sale and Leaseback Transaction unless either (1) the Company and its Subsidiaries would be entitled pursuant to Section 1007 to create Indebtedness secured by a lien on the Principal Property to be leased back in an amount equal to the Attributable Value of such Sale and Leaseback Transaction without the debt securities being equally and ratably secured with (or, at the Company's option, prior to) that Indebtedness; or (2) the Company or the relevant Gas Utility Subsidiary, within 270 days after the sale or transfer of the relevant assets shall have been made, applies, in the case of a sale or transfer for cash, an amount equal to the net proceeds from the sale or, in the case of a sale or transfer otherwise than for cash, an amount equal to the fair market value of the Principal Property so leased (as determined by any two directors of our company or the relevant Gas Utility Subsidiary) to (A) the retirement of Indebtedness of the Company ranking prior to or on a parity with the debt securities, incurred or assumed by us or that Gas Utility Subsidiary, which by its terms matures at, or is extendible or renewable at the option of the obligor to, a date more than twelve months after the date of incurring, assuming or guaranteeing such Indebtedness or (B) the investment in any Principal Property used in the ordinary course of business.

Section 1009.                  WAIVER OF CERTAIN COVENANTS.

           The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1009, inclusive, if before or after the time for such compliance the Holders of more than 50% in principal amount of the Outstanding Securities of each series of Securities affected by the omission shall, in each case by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee for the Securities of each series with respect to any such covenant or condition shall remain in full force and effect.

Section 1010.                  PAYMENT OF ADDITIONAL AMOUNTS.

           If specified pursuant to Section 301, the provisions of this Section 1010 shall be applicable to Securities of any series.

           The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of any Security or coupon who is a United States Alien such additional amounts as may be necessary so that every net payment on such Security or coupon, after deduction or withholding by the Company or any of its Paying Agents for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Security or in such coupon to be then due and payable. However, the Company will not be required to make any payment of additional amounts for or on account of:

           (a) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settler or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settler, beneficiary, person holding a power, member or shareholder) being or having been a citizen, resident or treated as a resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein, or (ii) such Holder's present or former status as a personal holding company, foreign personal holding company, controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

           (b) any tax, assessment or other governmental charge which would not have been so imposed but for the presentation by the Holder of such Security or coupon for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

          (c) any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

           (d) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment in respect of any Security or coupon, if such payment can be made without such withholding by at least one other Paying Agent;

          (e) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments in respect of such Security or coupon;

           (f) any tax, assessment or other governmental charge imposed on a Holder of a Security or coupon that actually or constructively owns 10 percent or more of the total combined voting power of all classes of stock of the Company entitled to vote within the meaning of Section 871(h)(3) of the Code or that is a controlled foreign corporation related to the Company through stock ownership;

           (g) any tax, assessment or other governmental charge imposed as a result of the failure to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Security or coupon, if such compliance is required by statute or by regulation of the United States, as a precondition to relief or exemption from such tax, assessment or other governmental charge;

           (h) any tax, assessment or other governmental charge imposed with respect to payments on any Registered Security by reason of the failure of the Holder to fulfill the statement requirement of Sections 871(h) or 881(c) of the Code; or

           (i) any  combination  of items (a),  (b), (c), (d), (e), (f), (g) and
(h); nor will additional amounts be paid with respect to any payment on any such Security or coupon to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income for federal income tax purposes of a beneficiary or settler with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had beneficiary, settler, member or beneficial owner been the Holder of such Security or coupon.

           The term "United States Alien" means any corporation, partnership, individual or fiduciary that is, as to the United States, a foreign corporation, a nonresident alien individual, a nonresident fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, as to the United States, a foreign corporation, a nonresident alien individual or a nonresident fiduciary of a foreign estate or trust.

           Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) and interest, if any, on any Security or payment with respect to any coupon of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

           If the Securities of a series provide for the payment of additional amounts as contemplated by Section 301(20), at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal (and premium, if any) and interest, if any, if there has been any change with respect to the matters set forth in the below mentioned Officers' Certificate, the Company will furnish the Trustee for that series of Securities and the Company's principal Paying Agent or Paying Agents, if other than such Trustee, with an Officers' Certificate instructing such Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) and interest, if any, on the Securities of that series shall be made to Holders of Securities of that series or any related coupons who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge referred to above or described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or coupons and the Company will pay to the Trustee for such series of Securities or such Paying Agent such additional amounts as may be required pursuant to the terms applicable to such series. The Company covenants to indemnify the Trustee for such series of Securities and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without gross negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 1010.

                                   ARTICLE 11

                            REDEMPTION OF SECURITIES
                            ------------------------

Section 1101.                  APPLICABILITY OF THIS ARTICLE.

           Redemption of Securities of any series (whether by operation of a sinking fund or otherwise) as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

Section 1102.                  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

           The election of the Company to redeem any Securities of any series shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any particular series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee for the Securities of such series) notify such Trustee by Company Request of such Redemption Date and of the principal amount of Securities of that series to be redeemed and shall deliver to such Trustee such documentation and records as shall enable such Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee for Securities of such series with an Officers' Certificate evidencing compliance with such restriction.

Section 1103.                 SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

           If less than all the Securities are to be redeemed, the Company may select the series to be redeemed, and if less than all the Securities of any series are to be redeemed, the particular Securities of that series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee for the Securities of such series, from the Outstanding Securities of that series not previously called for redemption, by such method as such Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series, or any integral multiple thereof) of the principal amount of Securities of that series of a denomination larger than the minimum authorized denomination for Securities of that series pursuant to Section 302 in the currency or currency unit in which the Securities of such series are denominated.

           The Trustee for the Securities of any series to be redeemed shall promptly notify the Company in writing of the Securities of such series selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

           For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1104.                  NOTICE OF REDEMPTION.

           Notice of redemption shall be given in the manner provided in Section 106 not later than the thirtieth day and not earlier than the sixtieth day prior to the Redemption Date, to each Holder of Securities to be redeemed.

           All notices of redemption shall state:

                     (1)       the Redemption Date,

                     (2)       the Redemption Price,

                     (3) if less than all Outstanding Securities of a particular series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the particular Securities to be redeemed, including the CUSIP number of such Securities,

                     (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon, if any (or in the case of OID Securities, original issue discount), shall cease to accrue on and after said date,

                     (5) the place or places where such Securities, together in the case of Bearer Securities with all coupons appertaining thereto, if any, maturing after the Redemption Date are to be surrendered for payment of the Redemption Price,

                    (6) that the  redemption  is for a sinking  fund, if such is the case,

                    (7) that, unless otherwise specified in such notice,  Bearer
               Securities of any series, if any, surrendered for redemption must be accompanied by all coupons maturing subsequent to the date fixed for redemption or the amount of any such missing coupon or coupons will be deducted from the Redemption Price or security or indemnity satisfactory to the Company, the Trustee for such series and any Paying Agent is furnished, and

                     (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

           Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee for such Securities in the name and at the expense of the Company.

Section 1105.                  DEPOSIT OF REDEMPTION PRICE.

           Prior to the opening of business on any Redemption Date, the Company shall deposit with the Trustee for the Securities to be redeemed or with a Paying Agent for such Securities (or, if the Company is acting as its own Paying Agent for such Securities, segregate and hold in trust as provided in Section
1003) an amount of money in the currency or currency unit in which the Securities of such series are payable (except as otherwise specified pursuant to Section 301 for the Securities of such Series and except as provided in Sections 311(b) and 311(d)) sufficient to pay the principal amount of (and premium, if any, thereon), and (except if the Redemption Date shall be an Interest Payment
Date) any accrued interest on, all the Securities which are to be redeemed on that date.

Section 1106.                  SECURITIES PAYABLE ON REDEMPTION DATE.

           Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified in the currency or currency unit in which the Securities of such series are payable (except as otherwise provided pursuant to Section 301 for the Securities of such series and except as provided in Sections 311(b) and 311(d)) and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of such Security for redemption in accordance with said notice together with all coupons, if any, appertaining thereto maturing after the Redemption Date, such Security or specified portions thereof shall be paid by the Company at the Redemption Price; PROVIDED, HOWEVER, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of coupons for such interest, and PROVIDED, FURTHER, that unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

           If any Bearer Security surrendered for redemption shall not be accompanied by all coupons appertaining thereto maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing coupons or the surrender of such missing coupon or coupons may be waived by the Company if there is furnished to the Company, the Trustee for such Security and any Paying Agent such security or indemnity as they may require to save the Company, such Trustee and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to such Trustee or any Paying Agent any such missing coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; PROVIDED, HOWEVER, that interest represented by coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those coupons.

           If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at a rate per annum equal to the rate borne by the Security (or, in the case of (i) OID Securities, the Security's Yield to Maturity or (ii) Indexed Securities, the rate determined in accordance with the specified terms of those Securities).

Section 1107.                  SECURITIES REDEEMED IN PART.

           Any Registered Security which is to be redeemed only in part shall be surrendered at the Place of Payment (with, if the Company or the Trustee for such Security so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, and the Security Registrar for such Security duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute and such Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities, of any authorized denomination as requested by such Holder, of the same series and having the same terms and provisions and in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered.

Section 1108. TAX REDEMPTION; SPECIAL TAX REDEMPTION.

           (a) Unless otherwise specified pursuant to Section 301, Securities of any series may be redeemed at the option of the Company in whole, but not in part, on not more than 60 days' and not less than 30 days' notice, on any Redemption Date at the Redemption Price specified pursuant to Section 301, if the Company determines that (A) as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding application or interpretation of such laws, regulations or rulings (including a holding by a court of competent jurisdiction in the United States), which change or amendment is announced or becomes effective on or after a date specified in Section 301 with respect to any Security of such series, the Company has or will become obligated to pay additional amounts pursuant to
Section 1011 with respect to any Security of such series or (B) on or after a date specified in Section 301 with respect to any Security of such series, any action has been taken by any taxing authority of, or any decision has been rendered by a court of competent jurisdiction in, the United States or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (A) above, whether or not such action was taken or decision was rendered with respect to the Company, or any change, amendment, application or interpretation shall be officially proposed, which, in any such case, in the Opinion of Counsel to the Company will result in a material probability that the Company will become obligated to pay additional amounts with respect to any Security of such series, and (C) in any such case specified in (A) or (B) above the Company, in its business judgment, determines that such obligation cannot be avoided by the use of reasonable measures available to the Company.

           (b) Unless otherwise specified pursuant to Section 301, if the Company shall determine that any payment made outside the United States by the Company or any of their Paying Agents of principal or interest due in respect of any Bearer Security (an "Affected Security") of such series or any coupon appertaining thereto would, under any present or future laws or regulations of the United States, be subject to any certification, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity (as distinguished from, for example, status as a United States Alien) of a beneficial owner of such Affected Security of such series or coupon that is a United States Alien (other than such a requirement that (i) would not be applicable to a payment made by the Company, or any one of their Paying Agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, (ii) can be satisfied by such custodian, nominee or other agent certifying to the effect that such beneficial owner is a United States Alien; provided that, in each case referred to in clauses (i)(B) or (ii), payment by such custodian, nominee or other agent to such beneficial owner is not otherwise subject to any such requirement (other than a requirement which is imposed on a custodian, nominee or other agent described in item (iv) of this sentence), (iii) would not be applicable to a payment made by at least one other Paying Agent of the Company or (iv) is applicable to a payment to a custodian, nominee or other agent of the beneficial owner of such Security who is a United States person (as hereinafter defined), a controlled foreign corporation for United States tax purposes, a foreign person 50 percent or more of the gross income of which for the three-year period ending with the close of its taxable year preceding the year of payment is effectively connected with a United States trade or business, or is otherwise related to the United States), the Company shall elect by notice to the Trustee for such series of Securities either (x) to redeem the Affected Securities of such series, as a whole, at a redemption price equal to the principal amount thereof, together with interest accrued to the date fixed for redemption, or (y) if the conditions of the next succeeding paragraph are satisfied, to pay the additional amounts specified in such paragraph. The Company shall make such determination and election as soon as practicable and give prompt notice thereof (the "Determination Notice") in the manner described in Section 106 stating the effective date of such certification, information or reporting requirement, whether the Company has elected to redeem the Affected Securities of such series or to pay the additional amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Affected Securities of such series must take place, as provided in the next succeeding sentence. If the Company elects to redeem the Affected Securities of such series, such redemption shall take place on such date, not later than one year after the giving of the Determination Notice, as the Company shall specify by notice to such Trustee given not less than 45 nor more than 75 days before the Redemption Date. Notice of such redemption of the Affected Securities of such series shall be given to the Holders thereof not less than 30 days nor more than 60 days prior to the Redemption Date. Notwithstanding the foregoing, the Company shall not so redeem the Affected Securities of such series if the Company shall subsequently determine by notice to the Trustee, not less than 30 days prior to the Redemption Date, that subsequent payments on the Affected Securities of such series would not be subject to any such certification, information or other reporting requirement, in which case the Company shall give prompt notice of such subsequent determination in the manner specified in
Section 106 and any earlier redemption notice shall be revoked and be of no further effect. The right of the Holders of Affected Securities called for redemption to exchange such Affected Securities for Registered Securities (which Registered Securities will remain Outstanding following such redemption) will terminate on the fifteenth day prior to the Redemption Date, and no further exchanges of Affected Securities for Registered Securities shall be permitted unless the Company shall have made the subsequent determination and given the notice referred to in the preceding sentence. As used hereinabove, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source.

           If and so long as the certification, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a withholding tax, backup withholding tax or similar charge, the Company may elect by notice to the Trustee to pay such additional amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of their Paying Agents of principal (or premium, if any) or interest, if any, due in respect of any Affected Security of such series or any coupon appertaining thereto to a Holder who certifies that the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such withholding tax, backup withholding tax or similar charge (other than a withholding tax, backup withholding tax or similar charge that (i) is the result of a certification, information or other reporting requirement described in the third parenthetical clause of the first sentence of the preceding paragraph or
(ii) is imposed as a result of presentation of any such Affected Security or such coupon for payment more than 10 days after the date on which such payment becomes due and payable or on which payment thereof was duly provided for, whichever occurs later), will not be less than the amount provided in such Affected Security or such coupon to be then due and payable. In the event the Company elects to pay such additional amounts, (the Company's election to exercise such right to be evidenced by prompt notice to the Trustee for the Securities of the appropriate series), the Company will have the right, at its sole option, at any time, to redeem the Affected Securities of such series as a whole, but not in part, at the Redemption Price, subject to the provisions of the last four sentences of the immediately preceding paragraph. If the Company has made the determination described in the preceding paragraph with respect to certification, information or other reporting requirements applicable only to interest and subsequently makes a determination in the manner and of the nature referred to in such preceding paragraph with respect to such requirements applicable to principal, the Company will redeem the Affected Securities of such series in the manner and on the terms described in the preceding paragraph unless the Company elects to have the provisions of this paragraph apply rather than the provisions of the immediately preceding paragraph. If in such circumstances the Affected Securities of such series are to be redeemed, the Company shall have no obligation to pay additional amounts pursuant to this paragraph with respect to principal (or premium, if any) or interest accrued and unpaid after the date of the notice of such determination indicating such redemption, but will be obligated to pay such additional amounts with respect to interest accrued and unpaid to the date of such determination. If the Company elects to pay additional amounts pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall promptly redeem the Affected Securities of such series in whole, but not in part, at the Redemption Price subject to the provisions of the last four sentences of the immediately preceding paragraph. If the Company elects to, or is required to, redeem the Affected Securities of such series pursuant to this paragraph, it shall publish in the manner and to the extent provided in Section 106 prompt notice thereof. If the Affected Securities of such series are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after publication of the notice of redemption, as the Company shall specify by notice to the Trustee for such series of Securities at least 60 days prior to the Redemption Date. Any redemption payments made by the Company pursuant to this paragraph shall be subject to the continuing obligation of the Company to pay additional amounts pursuant to this paragraph.
                                   ARTICLE 12

                                  SINKING FUNDS
                                  -------------

Section 1201.                  APPLICABILITY OF THIS ARTICLE.

           Redemption of Securities through operation of a sinking fund as permitted or required by any form of Security issued pursuant to this Indenture shall be made in accordance with such form of Security and this Article; PROVIDED, HOWEVER, that if any provision of any such form of Security shall conflict with any provision of this Article, the provision of such form of Security shall govern.

           The minimum amount of any sinking fund payment provided for by the terms of Securities of any particular series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any particular series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any particular series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any particular series as provided for by the terms of Securities of that series.

Section 1202.            SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

     The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption), together in the case of any Bearer Securities of such series with all unmatured coupons appertaining thereto, and
(2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; PROVIDED, HOWEVER, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee for such Securities at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

Section 1203.                  REDEMPTION OF SECURITIES FOR SINKING FUND.

           Not less than 60 days prior to each sinking fund payment date for any particular series of Securities, the Company will deliver to the Trustee for the Securities of such series an Officers' Certificate specifying the amount of the next ensuing mandatory sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the currency or currency unit in which the Securities of that series are payable

(except as otherwise specified pursuant to Section 301 for the Securities of that series and except as provided in Sections 311(b) and 311(d)) and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and shall state the basis for such credit and that such Securities have not previously been so credited and will also deliver to such Trustee any Securities to be so delivered. Such
Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                   ARTICLE 13

                        MEETINGS OF HOLDERS OF SECURITIES
                        ---------------------------------

Section 1301.                  PURPOSES FOR WHICH MEETINGS MAY BE CALLED.

           If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

Section 1302.                  CALL, NOTICE AND PLACE OF MEETINGS.
           (a) The Trustee for any series of Securities that includes Bearer Securities, may at any time call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as such Trustee shall determine. Notice of every meeting of Holders of Securities of such series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

           (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any such series shall have requested the Trustee for any such series to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and such Trustee shall not have made the first publication of the notice of such meeting within 30 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

Section 1303.                  PERSONS ENTITLED TO VOTE AT MEETINGS.

           To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee for such series and its counsel and any representatives of the Company and its counsel.

Section 1304.                  QUORUM; ACTION.

           The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Subject to Section 1305(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly that Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series shall constitute a quorum.

           Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; PROVIDED, HOWEVER, that except as limited by the proviso to Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage which is less than a majority in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series.

           Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related coupons,
whether  or  not  present  or   represented   at  the  meeting.

Section  1305.  DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF
                MEETINGS.

           (a) Notwithstanding any other provision of this Indenture, the Trustee for any series of Securities that includes Bearer Securities may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

           (b) The Trustee for any series of Securities that includes Bearer Securities shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

           (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him as determined in accordance with Section 115; PROVIDED, HOWEVER, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

           (d) Any meeting of holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

Section  1306.      COUNTING VOTES AND RECORDING ACTION OF MEETINGS.

           The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee for such series of Securities to be preserved by such Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                                           * * *

           This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture dated as of November 1, 2000 to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of November 1, 2000.

                                              KEYSPAN CORPORATION,
                                              Issuer


                                              By:   /s/ Gerald Luterman
                                              ---------------------------------
                                                Name:  Gerald Luterman
                                                Title: Senior Vice-President and
                                                       Chief Financial Officer

Attest:

/s/ Richard A. Rapp, Jr.
------------------------------------
Richard A. Rapp, Jr., Secretary

                                               THE CHASE MANHATTAN BANK,
                                               Trustee


                                               By:   /s/ Francine Springer
                                               --------------------------------
                                                 Name:  Francine Springer
                                                 Title: Assistant Vice President

Attest:

/s/ Robert Peschler
-------------------
Trust Officer

                                                                       EXHIBIT A

[FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR CLEARSTREAM BY A BENEFICIAL OWNER OF SECURITIES, IN ORDER TO RECEIVE A DEFINITIVE BEARER SECURITY IN
EXCHANGE FOR AN INTEREST IN A TEMPORARY GLOBAL SECURITY OR TO EXCHANGE AN INTEREST IN A TEMPORARY GLOBAL SECURITY FOR AN INTEREST IN A PERMANENT GLOBAL SECURITY]
                               KEYSPAN CORPORATION

                   [INSERT TITLE OR DESCRIPTION OF SECURITIES]

           Reference is hereby made to the Indenture, dated as of ___________, 2000 (the "Indenture") between KeySpan Corporation (the "Company") and The Chase Manhattan Bank, as Trustee. Terms used herein unless otherwise defined shall have the meanings ascribed to them in the Indenture.

           This is to certify that as of the date hereof [and except as provided in the fourth paragraph hereof]*, $___________________principal amount of the above-captioned Securities represented by a temporary Global Security (the "temporary Global Security") held by you for our account is:

                         (i) beneficially owned by persons that are not United States persons (as defined below);


                         (ii) owned by United States person(s) that are (a) foreign branches of United States financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) United States person(s) who acquired the beneficial interest in the temporary Global Security through foreign branches of United States financial institutions and who hold the beneficial interest in the temporary Global Security through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, for the benefit of the Company, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder); or

                         (iii) owned by financial institution(s) for the purpose
                    of resale during the restricted period (as defined in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)) and, in addition, financial institution(s) described in this clause (iii) (whether or not also described in clause (i) or (ii)), further certify that they have not acquired the beneficial interest in the temporary Global Security for the purpose of resale directly or indirectly to a United States person or to a person within the United States.

           "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (including the Commonwealth of Puerto Rico).

           [This certificate excepts and does not relate to $_________ principal amount of the temporary Global Security held by you for our account as to which we are not able to provide a certificate in this form. We understand that exchange of such portion of the temporary Global Security for [definitive Bearer Securities] [interests in a permanent Global Security] cannot be made until we are able to provide a certificate in this form.]* We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

           We understand that this certificate is required in connection with certain tax laws and regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:

-------------------------
                                           [Name of Person Making Certification]


                                           By:
                                           -------------------------------------

*  Delete if inappropriate.

                                                                       EXHIBIT B

[FORM OF CERTIFICATE TO BE GIVEN TO THE APPROPRIATE TRUSTEE BY EUROCLEAR OR CLEARSTREAM REGARDING THE EXCHANGE OF A TEMPORARY GLOBAL SECURITY FOR DEFINITIVE SECURITIES OR FOR A PORTION OF A PERMANENT GLOBAL SECURITY]

                               KEYSPAN CORPORATION

                   [INSERT TITLE OR DESCRIPTION OF SECURITIES]

           Reference is hereby made to the Indenture, dated as of _____________, 2000 (the "Indenture") between KeySpan Corporation (the "Company") and The Chase Manhattan Bank, as Trustee. Terms used herein unless otherwise defined shall have the meanings ascribed to them in the Indenture.

           We refer to that portion of the temporary Global Security in respect of the above-captioned Securities which is herewith submitted to be exchanged for [definitive Bearer Securities] [interests in a permanent Global Security] (the "Submitted Portion") as provided in the Prospectus Supplement dated [insert date of Prospectus Supplement] in respect of such issue. This is to certify that
(i) we have received in writing or by tested telex or electronically (in accordance with the requirements of United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii)) a certificate or certificates with respect to the entire Submitted Portion, substantially in the form of Exhibit A to the Indenture, and (ii) the Submitted Portion includes no part of the temporary Global Security excepted in such certificates.

           We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date thereof.

     We understand that this certificate is required in connection with certain tax laws and regulations in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. Submitted Portion:


U.S. $
      -------------------------
Date:
       ------------------------

[Morgan Guaranty Trust Company of New York, Brussels office, as operator of the EuroclearSystem] [Clearstream]*


                                        By:
                                        ----------------------------------------


*  Delete if inappropriate.

                                                                      EXHIBIT C


[FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR OR
CLEARSTREAM BY A BENEFICIAL OWNER OF SECURITIES, IN ORDER TO
RECEIVE PAYMENT ON A TEMPORARY GLOBAL SECURITY]

                               KEYSPAN CORPORATION

                   [INSERT TITLE OR DESCRIPTION OF SECURITIES]

           Reference is hereby made to the Indenture, dated as of ______________, 2000 (the "Indenture") between KeySpan Corporation (the "Company") and The Chase Manhattan Bank, as Trustee. Terms used herein unless otherwise defined shall have the meanings ascribed to them in the Indenture.
           This is to certify that as of the date hereof [and except as provided in the fourth paragraph hereof]*, $___________________principal amount of the above-captioned Securities represented by a temporary Global Security (the "temporary Global Security") held by you for our account is:

                    (i) beneficially owned by persons that are not United States persons (as defined below);

                    (ii) owned by United States  person(s)  that are (a) foreign branches of United States financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) United States person(s) who acquired the beneficial interest in the temporary Global Security through foreign branches of United States financial institutions and who hold the beneficial interest in the temporary Global Security through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, for the benefit of the Company, that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder); or

                    (iii) owned by financial  institution(s)  for the purpose of resale during the restricted period (as defined in United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7)) and, in addition, financial institution(s) described in this clause (iii) (whether or not also described in clause (i) or (ii)), further certify that they have not acquired the beneficial interest in the temporary Global Security for the purpose of resale directly or indirectly to a United States person or to a person within the United States.

           "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States and an estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (including the Commonwealth of Puerto Rico).

             [This certificate excepts and does not relate to $_________ principal amount of the temporary Global Security held by you for our account as to which we are not able to provide a certificate in this form. We understand that payments, if any, due with respect to such portion of the temporary Global Security cannot be made until we are able to provide a certificate in this form.]*

           We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the above-captioned Securities held by you for our account if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

           We understand that this certificate is required in connection with certain tax laws and regulations in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:
      ------------------
                                           [Name of Person Making Certification]


                                           By:
                                           -------------------------------------

---------------------------------
*  Delete if inappropriate.

                                                                      EXHIBIT D


[FORM OF CERTIFICATE TO BE GIVEN TO THE APPROPRIATE TRUSTEE BY
EUROCLEAR OR CLEARSTREAM REGARDING PAYMENT ON A TEMPORARY
GLOBAL SECURITY]

                               KEYSPAN CORPORATION

                   [INSERT TITLE OR DESCRIPTION OF SECURITIES]

           Reference is hereby made to the Indenture, dated as of ______________, 2000 (the "Indenture") between KeySpan Corporation (the "Company") and The Chase Manhattan Bank, as Trustee. Terms used herein unless otherwise defined shall have the meanings ascribed to them in the Indenture.
           We refer to that portion of the temporary Global Security in respect of the above-captioned Securities for which we hereby request that you make payment to us of the amounts payable on the relevant payment date (the "Submitted Portion") as provided in the Prospectus Supplement dated [insert date of Prospectus Supplement] in respect of such issue. This is to certify that (i) we have received in writing or by tested telex or electronically (in accordance with the requirements of United States Treasury Regulation Section 1.163-5(c)(2)(i)(D)(3)(ii)) a certificate or certificates with respect to the entire Submitted Portion, substantially in the form of Exhibit C to the Indenture, and
(ii) the Submitted Portion includes no part of the temporary Global Security excepted in such certificates.

           We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date thereof.

           We understand that this certificate is required in connection with certain tax laws and regulations in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Submitted Portion:

U.S. $
        -----------------------
Dated:
        -----------------------
                                              Morgan Guaranty Trust Company
                                              of New York, Brussels office, as
                                              operator of the Euroclear System]*
                                                              [Clearstream]*


                                            By:
                                            ---------------------------------


*  Delete if inappropriate.

                               KEYSPAN CORPORATION
                               7.25% NOTE DUE 2005


                                                                PRINCIPAL AMOUNT
REGISTERED
                                                                CUSIP No.
No. R-1                                                         49337W AA 8
                                                                ISIN No.
                                                                US49337WAA80

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     KEYSPAN CORPORATION, a New York corporation (the "Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED MILLION DOLLARS on November 15, 2005, and to pay interest thereon (computed on the basis of a 360-day year of twelve 30-day months), semiannually on May 15 and November 15 (the "Interest Payment Dates") of each year, commencing on May 15, 2001, at the rate per annum specified in the title of this Note from November 20, 2000 or the most recent Interest Payment Date to which interest had been paid or duly provided for.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the May 1 or November 1 preceding such Interest Payment Date (the "Record Date"). Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: November 20, 2000

                                            KEYSPAN CORPORATION

                                            By:__________________________
                                            Name:     Gerald Luterman
                                            Title:    Senior Vice-President and
                                            Chief Financial Officer

[SEAL]
                                                                        Attest:

                                             By:__________________________
                                             Name:   Richard A. Rapp, Jr.
                                             Title:  Vice President, Secretary &
                                                     Deputy General Counsel

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
    as Trustee


By:______________________________
     Authorized Officer

                                (Reverse of Note)

                               KEYSPAN CORPORATION

     This Note is one of a duly authorized issue of Securities of the Company designated as its 7.25% Notes Due 2005 (the "Notes"). The Notes are one of an indefinite number of series of debt securities of the Company (the
"Securities"),  issued or  issuable  under and  pursuant  to an  indenture  (the
"Indenture") dated as of November 1, 2000, between the Company and The Chase Manhattan Bank (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. This Note is one of a series designated on the face hereof as limited (except as provided in the Indenture) in aggregate principal amount to $700,000,000. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates.
                     This Note is not subject to any sinking fund.

     If an Event of Default (other than an Event of Default described in Section 501 (5) or 501(6) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the aggregate principal amount of the Notes of this series due and payable in the manner and with the effect provided in the Indenture. If an Event of Default specified in Section 501(5) or 501(6) occurs with respect to the Company, all of the unpaid principal amount and accrued interest thereon shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

     This Note may be redeemed in whole at any time at the option of the Company (such date of redemption, the "Optional Redemption Date") at the Optional Redemption Price (as defined below) together with interest accrued thereon to the Optional Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Optional Redemption Date.

     The "Optional Redemption Price" shall equal the sum of the principal amount of the Note and the Make Whole Amount (as defined below). "Make-Whole Amount" means, the excess, if any, of the aggregate present value as of the Optional Redemption Date of principal being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the Reinvestment Rate (as defined below) (determined on the third Business Day preceding the date notice of redemption is given) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the Optional Redemption Date, over the aggregate principal amount of the Notes being redeemed.

     "Reinvestment Rate" shall mean 25 basis points plus the arithmetic mean of the yield under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to the maturity, yields for the two published maturities most closely corresponding to the maturity shall be so calculated and the Reinvestment Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month. The most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used for purposes of calculating the Reinvestment Rate.

     The Make-Whole Amount shall be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to make the appointment at least 45 business days prior to the Optional Redemption Date, or if the institution is unwilling or unable to make the calculation, the calculation shall be made by an independent investment banking institution of national standing appointed by the Trustee. If the Reinvestment Rate is not available as described above, the Reinvestment Rate shall be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of such series; PROVIDED, HOWEVER, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or interest thereon, if any, or any premium payable upon redemption thereof, or (ii) change the Place of Payment on any Security or the currency or currency unit in which any Security or the principal or interest thereon is payable; impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Company (or the time when such redemption, repayment or purchase may be made); or reduce the percentage in principal amount of the Securities, the Holders of which are required to consent to any supplemental indenture, without the consent of the Holder of each Security affected thereby. The Indenture also contains provisions permitting the Holders of more than 50% in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of that series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, except a default in the payment of principal of or interest, if any, on any Security of that series or a default with respect to a covenant or provision of the Indenture which cannot be amended without the consent of such Holder.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depositary is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (y) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form and in an equal aggregate principal amount. Such definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

     As provided in the Indenture and subject to certain limitations set forth therein and above, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Certain of the Company's obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, as provided in the Indenture.

     No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on this Note, or for any claim based thereon, or upon any obligation, covenant or agreement of the Company in the Indenture, against the any incorporator, stockholder, officer or director, as such, past, present of future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
______________________
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
(Please  print  or  typewrite  name and  address  including  postal  zip code of assignee)
------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.

                     Date: ____________________
______________________________________________  NOTICE:  The  signature  of  the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                               KEYSPAN CORPORATION
                              7.625% NOTE DUE 2010


                                                             PRINCIPAL AMOUNT
REGISTERED
                                                             CUSIP No.
No. R-1                                                      49337W AB 6
                                                             ISIN No.
                                                             US49337WAB63

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     KEYSPAN CORPORATION, a New York corporation (the "Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of FOUR HUNDRED MILLION DOLLARS on November 15, 2010, and to pay interest thereon (computed on the basis of a 360-day year of twelve 30-day months), semiannually on May 15 and November 15 (the "Interest Payment Dates") of each year, commencing on May 15, 2001, at the rate per annum specified in the title of this Note from November 20, 2000 or the most recent Interest Payment Date to which interest had been paid or duly provided for.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the May 1 or November 1 preceding such Interest Payment Date (the "Record Date"). Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: November 20, 2000

                                      KEYSPAN CORPORATION

                                      By:______________________________
                                      Name:      Gerald Luterman
                                      Title:    Senior Vice-President and
                                                Chief Financial Officer

[SEAL]
                                                                     Attest:

                                      By:______________________________
                                      Name:     Richard A. Rapp, Jr.
                                      Title:     Vice President, Secretary &
                                                 Deputy General Counsel


CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
    as Trustee


By:______________________________
     Authorized Officer

                                (Reverse of Note)

                               KEYSPAN CORPORATION

     This Note is one of a duly authorized issue of Securities of the Company designated as its 7.625% Notes Due 2010 (the "Notes"). The Notes are one of an indefinite number of series of debt securities of the Company (the "Securities"), issued or issuable under and pursuant to an indenture (the "Indenture") dated as of November 1, 2000, between the Company and The Chase Manhattan Bank (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. This Note is one of a series designated on the face hereof as limited (except as provided in the Indenture) in aggregate principal amount to $700,000,000. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates.

                     This Note is not subject to any sinking fund.

     If an Event of Default (other than an Event of Default described in Section 501 (5) or 501(6) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the aggregate principal amount of the Notes of this series due and payable in the manner and with the effect provided in the Indenture. If an Event of Default specified in Section 501(5) or 501(6) occurs with respect to the Company, all of the unpaid principal amount and accrued interest thereon shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

     This Note may be redeemed in whole at any time at the option of the Company (such date of redemption, the "Optional Redemption Date") at the Optional Redemption Price (as defined below) together with interest accrued thereon to the Optional Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Optional Redemption Date.

     The "Optional Redemption Price" shall equal the sum of the principal amount of the Note and the Make Whole Amount (as defined below). "Make-Whole Amount" means, the excess, if any, of the aggregate present value as of the Optional Redemption Date of principal being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the Reinvestment Rate (as defined below) (determined on the third Business Day preceding the date notice of redemption is given) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the Optional Redemption Date, over the aggregate principal amount of the Notes being redeemed.

     "Reinvestment Rate" shall mean 30 basis points plus the arithmetic mean of the yield under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to the maturity, yields for the two published maturities most closely corresponding to the maturity shall be so calculated and the Reinvestment Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month. The most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used for purposes of calculating the Reinvestment Rate.

     The Make-Whole Amount shall be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to make the appointment at least 45 business days prior to the Optional Redemption Date, or if the institution is unwilling or unable to make the calculation, the calculation shall be made by an independent investment banking institution of national standing appointed by the Trustee. If the Reinvestment Rate is not available as described above, the Reinvestment Rate shall be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of such series; PROVIDED, HOWEVER, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or interest thereon, if any, or any premium payable upon redemption thereof, or (ii) change the Place of Payment on any Security or the currency or currency unit in which any Security or the principal or interest thereon is payable; impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Company (or the time when such redemption, repayment or purchase may be made); or reduce the percentage in principal amount of the Securities, the Holders of which are required to consent to any supplemental indenture, without the consent of the Holder of each Security affected thereby. The Indenture also contains provisions permitting the Holders of more than 50% in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of that series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, except a default in the payment of principal of or interest, if any, on any Security of that series or a default with respect to a covenant or provision of the Indenture which cannot be amended without the consent of such Holder.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depositary is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (y) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form and in an equal aggregate principal amount. Such definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

     As provided in the Indenture and subject to certain limitations set forth therein and above, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Certain of the Company's obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, as provided in the Indenture.

     No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on this Note, or for any claim based thereon, or upon any obligation, covenant or agreement of the Company in the Indenture, against the any incorporator, stockholder, officer or director, as such, past, present of future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
______________________
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please  print  or  typewrite  name and  address  including  postal  zip code of assignee)
------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.

                     Date: ____________________
______________________________________________  NOTICE:  The  signature  of  the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                               KEYSPAN CORPORATION
                               8.00% NOTE DUE 2030


                                                            PRINCIPAL AMOUNT
REGISTERED
                                                            CUSIP No.
No. R-1                                                     49337W AC 4
                                                            ISIN No.
                                                            US49337WAC47

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITARY") TO A NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     KEYSPAN CORPORATION, a New York corporation (the "Issuer" or the "Company," which terms include any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWO HUNDRED FIFTY MILLION DOLLARS on November 15, 2030, and to pay interest thereon (computed on the basis of a 360-day year of twelve 30-day months), semiannually on May 15 and November 15 (the "Interest Payment Dates") of each year, commencing on May 15, 2001, at the rate per annum specified in the title of this Note from November 20, 2000 or the most recent Interest Payment Date to which interest had been paid or duly provided for.

     The interest so payable and punctually paid or duly provided for on any Interest Payment Date will as provided in the Indenture be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the May 1 or November 1 preceding such Interest Payment Date (the "Record Date"). Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained by the Company for such purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of The Chase Manhattan Bank, the Trustee for this Note under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and an imprint or facsimile of its corporate seal to be imprinted hereon.

Dated: November 20, 2000

                                            KEYSPAN CORPORATION

                                            By:______________________________
                                            Name:     Gerald Luterman
                                            Title:    Senior Vice-President and
                                                      Chief Financial Officer


[SEAL]
                                                                   Attest:

                                            By:______________________________
                                            Name: Richard A. Rapp, Jr.
                                            Title:   Vice President, Secretary &
                                                     Deputy General Counsel

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK,
    as Trustee


By:______________________________
     Authorized Officer

                                (Reverse of Note)

                               KEYSPAN CORPORATION

     This Note is one of a duly authorized issue of Securities of the Company designated as its 8.00% Notes Due 2030 (the "Notes"). The Notes are one of an indefinite number of series of debt securities of the Company (the "Securities"), issued or issuable under and pursuant to an indenture (the "Indenture") dated as of November 1, 2000, between the Company and The Chase Manhattan Bank (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. This Note is one of a series designated on the face hereof as limited (except as provided in the Indenture) in aggregate principal amount to $250,000,000. The terms of other series of Securities issued under the Indenture may vary with respect to interest rates or interest rate formulas, issue dates, maturity, redemption, repayment, currency of payment and otherwise as provided in the Indenture. The Indenture further provides that Securities of a single series may be issued at various times, with different maturity dates and may bear interest at different rates.

                     This Note is not subject to any sinking fund.

     If an Event of Default (other than an Event of Default described in Section 501 (5) or 501(6) of the Indenture) with respect to the Notes shall occur and be continuing, then either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes of this series then Outstanding may declare the aggregate principal amount of the Notes of this series due and payable in the manner and with the effect provided in the Indenture. If an Event of Default specified in Section 501(5) or 501(6) occurs with respect to the Company, all of the unpaid principal amount and accrued interest thereon shall ipso facto become and be immediately due and payable in the manner and with the effect provided in the Indenture without any declaration or other act by the Trustee or any Holder.

     This Note may be redeemed in whole at any time at the option of the Company (such date of redemption, the "Optional Redemption Date") at the Optional Redemption Price (as defined below) together with interest accrued thereon to the Optional Redemption Date, on notice given not more than 60 nor less than 30 days prior to the Optional Redemption Date.

     The "Optional Redemption Price" shall equal the sum of the principal amount of the Note and the Make Whole Amount (as defined below). "Make-Whole Amount" means, the excess, if any, of the aggregate present value as of the Optional Redemption Date of principal being redeemed and the amount of interest (exclusive of interest accrued to the Optional Redemption Date) that would have been payable if redemption had not been made, determined by discounting, on a semiannual basis, the remaining principal and interest at the Reinvestment Rate (as defined below) (determined on the third Business Day preceding the date notice of redemption is given) from the dates on which the principal and interest would have been payable if the redemption had not been made, to the Optional Redemption Date, over the aggregate principal amount of the Notes being redeemed.

     "Reinvestment Rate" shall mean 35 basis points plus the arithmetic mean of the yield under the heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to the maturity, yields for the two published maturities most closely corresponding to the maturity shall be so calculated and the Reinvestment Rate shall be interpolated or extrapolated on a straight-line basis, rounding to the nearest month. The most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used for purposes of calculating the Reinvestment Rate.

     The Make-Whole Amount shall be calculated by an independent investment banking institution of national standing appointed by the Company. If the Company fails to make the appointment at least 45 business days prior to the Optional Redemption Date, or if the institution is unwilling or unable to make the calculation, the calculation shall be made by an independent investment banking institution of national standing appointed by the Trustee. If the Reinvestment Rate is not available as described above, the Reinvestment Rate shall be calculated by interpolation or extrapolation of comparable rates selected by the independent investment banking institution.

     The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee with the consent of the Holders of more than 50% in principal amount of the Securities at the time Outstanding of each series issued under the Indenture to be affected thereby, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of such series; PROVIDED, HOWEVER, that no such supplemental indenture shall, among other things, (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or interest thereon, if any, or any premium payable upon redemption thereof, or (ii) change the Place of Payment on any Security or the currency or currency unit in which any Security or the principal or interest thereon is payable; impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or reduce or alter the method of computation of any amount payable upon redemption, repayment or purchase of any Securities by the Company (or the time when such redemption, repayment or purchase may be made); or reduce the percentage in principal amount of the Securities, the Holders of which are required to consent to any supplemental indenture, without the consent of the Holder of each Security affected thereby. The Indenture also contains provisions permitting the Holders of more than 50% in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all the Securities of that series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, except a default in the payment of principal of or interest, if any, on any Security of that series or a default with respect to a covenant or provision of the Indenture which cannot be amended without the consent of such Holder.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes as requested by the Holder surrendering the same. If (x) the Depositary is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, (y) the Company delivers to the Trustee a Company Order to the effect that this Note shall be exchangeable or (z) an Event of Default has occurred and is continuing with respect to the Notes, this Note shall be exchangeable for Notes in definitive form and in an equal aggregate principal amount. Such definitive Notes shall be registered in such name or names as the Depositary shall instruct the Trustee.

     As provided in the Indenture and subject to certain limitations set forth therein and above, the transfer of this Note may be registered on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the time, place and rate, and in the coin or currency, herein and in the Indenture prescribed.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     Certain of the Company's obligations under the Indenture with respect to Notes, may be terminated if the Company irrevocably deposits with the Trustee money or Government Obligations sufficient to pay and discharge the entire indebtedness on all Notes, as provided in the Indenture.

     No recourse shall be had for the payment of the principal of (and premium, if any), or the interest, if any, on this Note, or for any claim based thereon, or upon any obligation, covenant or agreement of the Company in the Indenture, against the any incorporator, stockholder, officer or director, as such, past, present of future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment of penalty or otherwise; and all such personal liability is expressly released and waived as a condition of, and as part of the consideration for, the issuance of this Note.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                  ASSIGNMENT/TRANSFER FORM

     FOR VALUE RECEIVED the undersigned registered Holder hereby sell(s), assign(s) and transfer(s) unto (insert Taxpayer Identification No.)
______________________
------------------------------------------------------------------------------
------------------------------------------------------------------------------
(Please  print  or  typewrite  name and  address  including  postal  zip code of assignee)
------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing ________________________________________ attorney to transfer said
Note on the books of the Company with full power of substitution in the premises.

                     Date: ____________________
______________________________________________  NOTICE:  The  signature  of  the registered Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.